As filed with the Securities and Exchange Commission on April 9, 1998
                                                              File Nos. 33-76894
                                                                   811-08448

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 / X /
                                                                   ---

                         Pre-Effective Amendment No. __           /   /


                         Post-Effective Amendment No. 6           / X /
                                                                   ---

                                     and/or

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940           / X /


                                 Amendment No. 8                  / X /
                        (Check appropriate box or boxes)

                          PIONEER EMERGING MARKETS FUND
               (Exact Name of Registrant as Specified in Charter)

                  60 State Street, Boston, Massachusetts 02109
               (Address of Principal Executive Offices) (Zip Code)

     Registrant's Telephone Number, including Area Code: (617) 742-7825

              Joseph P. Barri, Hale and Dorr LLP, 60 State Street,
                          Boston, Massachusetts 02109
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):


      X  immediately upon filing pursuant to paragraph (b)
     ---
     ___ on [date] pursuant to paragraph (b)
     ___ 60 days after filing pursuant to paragraph (a)(1)
     ___ 75 days after filing pursuant to paragraph (a)(2)
     ___ on [date] pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

___ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Shares of Beneficial Interest (without par value)

                          PIONEER EMERGING MARKETS FUND

                    STATEMENT OF INCORPORATION BY REFERENCE


     The prospectus describing Class A, Class B and Class C shares filed with the Commission as part of Post-Effective Amendment No. 5 to the Registrant's Registration Statement on Form N-1A filed March 30, 1998 (Accession No. 0001016964-98-000021) is incorporated herein by reference.

                          PIONEER EMERGING MARKETS FUND

      Cross-Reference Sheet Showing Location in Prospectus and Statement of
                      Additional Information of Information
                   Required by Items of the Registration Form


Locations noted apply to the Class A, Class B and Class C Prospectus and the Class Y Prospectus unless otherwise noted

FORM N-1A ITEM NUMBER AND CAPTION        LOCATION IN PROSPECTUS OR STATEMENT
                                         OF ADDITIONAL INFORMATION

1.   Cover Page                          Prospectus - Cover Page

2.   Synopsis                            Prospectus - Expense Information

3.   Condensed Financial Information     Prospectus - Financial Highlights


4.   General Description of Registrant   Prospectus - Cover Page; Investment
                                         Objective and Policies; Management of
                                         the Fund; Fund Share Alternatives
                                         (Class A, Class B and Class C
                                         Prospectus); Fund Shares (Class Y
                                         Prospectus); Share Price; How to Buy
                                         Fund Shares (Class A, Class B and Class
                                         C Prospectus); Purchasing Class Y
                                         Shares (Class Y Prospectus); How to
                                         Sell Fund Shares (Class A, Class B
                                         and Class C Prospectus); Redeeming
                                         Class Y Shares (Class Y Prospectus);
                                         How to Exchange Fund Shares (Class A,
                                         Class B and Class C Prospectus);
                                         Exchanging Class Y Shares (Class Y
                                         Prospectus); The Fund; Appendix--
                                         Certain Investment Practices

5.   Management of the Fund              Prospectus - Management of the Fund;
                                         Shareholder Services

5A.  Management's Discussion of Fund
     Performance                         Not Applicable

6.   Capital Stock and Other Securities  Prospectus - Investment Objective and
                                         Policies; Management of the Fund; Fund
                                         Share Alternatives (Class A, Class B
                                         and Class C Prospectus); Fund Shares
                                         (Class Y Prospectus); Share Price; How
                                         to Buy Fund Shares (Class A, Class B
                                         and Class C Prospectus); Purchasing
                                         Class Y Shares (Class Y Prospectus);
                                         How to Sell Fund Shares (Class A, Class
                                         B and Class C Prospectus); Redeeming
                                         Class Y Shares (Class Y Prospectus);
                                         How to Exchange Fund Shares (Class A,
                                         Class B and Class C Prospectus);
                                         Exchanging Class Y Shares (Class Y
                                         Prospectus); Dividends, Distributions
                                         and Taxation; The Fund

7.   Purchase of Securities Being
     Offered                             Prospectus - Management of the Fund;
                                         Distribution Plans (Class A, Class B
                                         and Class C Prospectus); Distribution
                                         of Class Y Shares (Class Y Prospectus);
                                         Fund Share Alternatives (Class A, Class
                                         B and Class C Prospectus); Fund Shares
                                         (Class Y Prospectus); Share Price; How
                                         to Buy Fund Shares (Class A, Class B
                                         and Class C Prospectus); Purchasing
                                         Class Y Shares (Class Y Prospectus);
                                         How to Exchange Fund Shares (Class A,
                                         Class B and Class C Prospectus);
                                         Exchanging Class Y Shares (Class Y
                                         Prospectus); Shareholder Services

8.   Redemption or Repurchase            Prospectus - Fund Share Alternatives;
                                         (Class A, Class B and Class C
                                         Prospectus); Fund Shares (Class Y

                                         Prospectus); How to Sell Fund Shares
                                         (Class A, Class B and Class C
                                         Prospectus); Redeeming Class Y Shares
                                         (Class Y Prospectus); How to Exchange
                                         Fund Shares (Class A, Class B and Class
                                         C Prospectus); Exchanging Class Y
                                         Shares (Class Y Prospectus);
                                         Shareholder Services

9.   Pending Legal Proceedings           Not Applicable

10.  Cover Page                          Statement of Additional Information -
                                         Cover Page

11.  Table of Contents                   Statement of Additional Information -
                                         Cover Page


12.  General Information and History     Statement of Additional Information -
                                         Description of Shares

13.  Investment Objectives and Policies  Statement of Additional Information -
                                         Investment Policies, Restrictions and
                                         Associated Risks; Appendix A

14.  Management of the Fund              Statement of Additional Information -
                                         Management of the Fund

15.  Control Persons and Principal
     Holders of Securities               Statement of Additional Information -
                                         Management of the Fund

16.  Investment Advisory and Other
     Services Statement of Additional Information - Management of the Fund; Investment Adviser; Underwriting Agreement and Distribution Plans; Shareholder
                                         Servicing/Transfer Agent; Custodian;
                                         Principal Underwriter; Independent
                                         Public Accountants; Appendix C

17.  Brokerage Allocation and Other
     Practices                           Statement of Additional Information -
                                         Portfolio Transactions

18.  Capital Stock and Other Securities  Statement of Additional Information -
                                         Description of Shares

19.  Purchase, Redemption and Pricing
     of Securities Being Offered         Statement of Additional Information -
                                         Letter of Intent; Systematic Withdrawal
                                         Plan; Determination of Net Asset Value

20.  Tax Status                          Statement of Additional Information -
                                         Tax Status

21.  Underwriters                        Statement of Additional Information -
                                         Underwriting Agreement and Distribution
                                         Plans; Principal Underwriter

22.  Calculation of Performance Data     Statement of Additional Information -
                                         Investment Results; Appendix B

23.  Financial Statements                Statement of Additional Information -
                                         Financial Statements

Pioneer                                                           [PIONEER LOGO]
Emerging Markets
Fund

Class Y Shares
Prospectus

April 9, 1998
      Pioneer Emerging Markets Fund (the "Fund") seeks long-term growth of capital by investing primarily in securities of issuers in countries with emerging economies or securities markets. Any current income generated from these securities is incidental to the investment objective of the Fund. The Fund is a diversified open-end investment company designed for investors seeking to achieve capital growth and diversification through foreign investments. There is no assurance that the Fund will achieve its investment objective.
      In pursuit of its objective, the Fund may employ active investment management techniques, including futures and options, in an attempt to hedge the foreign currency and other risks associated with the Fund's investments.
      Fund returns and share prices fluctuate, and the value of your account upon redemption may be more or less than your purchase price. Shares in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other depository institution, and the shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
      Investing in countries with emerging economies or securities markets may offer significant investment opportunities. However, investments in foreign securities, particularly in emerging markets, entail significant risks in addition to those customarily associated with investing in U.S. securities. The Fund is intended for investors who can accept the risks associated with its investments and may not be suitable for all investors. See "Investment Objective and Policies" for a discussion of these risks.
      This Prospectus provides information about the Fund that you should know before investing. Please read and retain it for your future reference. More information about the Fund is included in the Statement of Additional Information, dated March 30, 1998, as supplemented or revised from time to time, which is incorporated into this Prospectus by reference. A copy of the Statement of Additional Information may be obtained free of charge by calling Shareholder Services at 1-800-225-6292 or by written request to the Fund at 60 State Street, Boston, Massachusetts 02109. Other information about the Fund has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request and without charge by calling 1-800-225-6292 or through the SEC's Internet web site (http://www.sec.gov).

          TABLE OF CONTENTS                                     PAGE
---------------------------------------------------------------------
I.        EXPENSE INFORMATION ...............................      2
II.       FINANCIAL HIGHLIGHTS ..............................      3
III.      INVESTMENT OBJECTIVE AND POLICIES .................      3
IV.       MANAGEMENT OF THE FUND ............................      6
V.        FUND SHARES .......................................      7
VI.       SHARE PRICE .......................................      7
VII.      PURCHASING CLASS Y SHARES .........................      7
VIII.     REDEEMING CLASS Y SHARES ..........................      8
IX.       EXCHANGING CLASS Y SHARES .........................      9
X.        DISTRIBUTION OF CLASS Y SHARES ....................     10
XI.       DIVIDENDS, DISTRIBUTIONS AND TAXATION .............     10
XII.      SHAREHOLDER SERVICES ..............................     11
           Account and Confirmation Statements ..............     11
           Financial Reports and Tax Information ............     11
           Distribution Options .............................     11
           Telephone Transactions ...........................     11
           FactFone(SM) .....................................     11
XIII.     THE FUND ..........................................     11
XIV.      INVESTMENT RESULTS ................................     12
          APPENDIX A: Certain Investment Practices ..........     12

                             --------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

I. EXPENSE INFORMATION

     This table is designed to help investors understand the charges and expenses that an investor will bear directly or indirectly when investing in the Fund. Operating expenses for Class Y shares are based on expenses that would have been incurred for the fiscal year ended November 30, 1997 had such shares been outstanding for the entire fiscal year.+




Shareholder Transaction Expenses:                             Class Y
 Maximum Initial Sales Charge on Purchases
   (as a percentage of offering price) .....................    None
 Maximum Sales Charge on Reinvestment of Dividends .........    None
 Maximum Deferred Sales Charge
   (as a percentage of original purchase price
    or redemption proceeds, as applicable) .................    None
 Redemption Fee ............................................    None
 Exchange Fee ..............................................    None
Annual Operating Expenses
  (As a Percentage of Average Net Assets):
 Management Fee ............................................    1.25%
 12b-1 Fee .................................................    None
 Other Expenses (estimated)
   (including accounting and transfer agent fees,
   custodian fees and printing expenses) ...................    0.59%
                                                                ----
Total Operating Expenses ...................................    1.84%
                                                                ====


--------------------

+ Class Y shares were first offered April 9, 1998.



  Example:

     You would pay the following expenses on a $1,000 investment, assuming a 5% annual return, reinvestment of all dividends and distributions and that the percentage amounts listed under "Annual Operating Expenses" remain the same each year.




                    1 Year     3 Years     5 Years     10 Years
                    ------     -------     -------     --------
Class Y Shares        $29        $58         $100        $216


     The example is designed for information purposes only, and should not be considered a representation of past or future expenses or return. Actual Fund expenses and return vary from year to year and may be higher or lower than those shown.


     For further information regarding management fees and other expenses of the Fund, see "Management of the Fund" and "Distribution of Class Y Shares" in this Prospectus and "Management of the Fund" and "Underwriting Agreement and Distribution Plans" in the Statement of Additional Information.

II. FINANCIAL HIGHLIGHTS


     Class Y shares are a new class of shares; financial highlights are not currently available for Class Y shares. Arthur Andersen LLP's report on the Fund's audited financial statements as of November 30, 1997 for Class A, Class B and Class C shares appears in the Fund's Annual Report which is incorporated by reference into the Statement of Additional Information. The Annual Report includes more information about the Fund's performance and is available free of charge by calling Shareholder Services at 1-800-225-6292.


III. INVESTMENT OBJECTIVES AND POLICIES

     The Fund's investment objective is long-term growth of capital. The Fund pursues this objective by investing in securities of issuers in countries with emerging economies or securities markets.
     Under normal circumstances, at least 65% of the Fund's total assets are invested in securities of companies that are domiciled or primarily doing business in emerging countries and securities of these countries' governmental issuers. For purposes of the Fund's investments, "emerging countries" are countries with economies or securities markets that are not considered by Pioneering Management Corporation ("PMC") to be developed. Currently, emerging countries include: Algeria, Argentina, Bangladesh, Brazil, Bulgaria, Chile, China, Columbia, Costa Rica, Czech Republic, Ecuador, Egypt, Ghana, Greece, Hong Kong, Hungary, India, Indonesia, Israel, Jamaica, Jordan, Kenya, Kuwait, Malaysia, Mexico, Morocco, Nigeria, Pakistan, Peru, the Philippines, Poland, Portugal, Russia, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, Uruguay, Venezuela, Vietnam and Zimbabwe. At PMC's discretion, the Fund may invest in other emerging countries.

     A company is considered to be domiciled in an emerging country if it is organized under the laws of, or has a principal office in, such country. A company is considered by PMC as primarily doing business in an emerging country if that company derives at least 50% of its gross revenues or profits from either (i) goods or services produced in emerging countries or (ii) sales made in emerging countries.

     Under normal circumstances, the Fund maintains investments in at least six emerging countries. Except for temporary defensive purposes, the Fund will not invest 25% or more of its total assets in securities of issuers in any one country, emerging or developed. From time to time, the Fund may invest more than 25% of its total assets investments in a particular region.

     The Fund may also invest up to 35% of its total assets in equity and debt securities of companies in any developed country, other than the U.S., and of such countries' governmental issuers and in short-term investments (as described below). See "Other Eligible Investments."

     Although the Fund may invest in both equity and debt securities, PMC expects that equity and equity-related securities will ordinarily offer the greatest potential for long-term growth of capital and will constitute the majority of the Fund's assets. The equity and equity-related securities of companies in which the Fund invests consist of common stock and securities with common stock characteristics, such as preferred stock, equity interests in other unincorporated entities, warrants, rights or debt securities convertible into common stock, and depositary receipts for these securities. The Fund will also invest in call options on such securities.

     The Fund may also invest in debt securities of corporate and governmental issuers that PMC believes offer opportunities for long-term capital appreciation due to favorable credit quality, interest rate or currency exchange rate changes. Debt securities in which the Fund invests may be of any quality or maturity. Many of the debt securities available in emerging market countries are of poor credit quality and may be in default. However, the Fund will not invest more than 10% of its total assets in debt securities rated below investment grade or unrated securities of comparable quality. See "Lower-Rated Debt Securities and Associated Risk Factors" in the Appendix to this Prospectus. The value of debt securities, particularly those with longer maturities, can generally be expected to rise as interest rates decline and to fall as interest rates rise. Movements in currency exchange rates may offset or amplify such fluctuations, as measured in U.S. dollars.

     In pursuit of its objective, the Fund may employ certain active investment management techniques including forward foreign currency exchange contracts, options contracts on securities and securities indices, futures contracts on currencies and securities indices and options on these futures contracts. These techniques may be employed in an attempt to hedge foreign currency and other risks associated with the Fund's portfolio securities. The Fund may also enter into repurchase agreements and invest in restricted and illiquid securities. See the Appendix to this Prospectus and the Statement of Additional Information for a description of these investment practices and securities and associated risks.

     For temporary defensive purposes, the Fund may invest up to 100% of its total assets in short-term investments (as described below). The Fund will assume a temporary defensive posture when political and economic factors affect securities markets to such an extent that PMC believes there to be extraordinary risks in being substantially invested in emerging countries.

     In selecting securities for investment by the Fund, PMC assesses the general attractiveness of specific countries based on an analysis of internal conditions, including political stability, financial practices, market practices, economic growth prospects, levels of interest rates and inflation, general market valuations and potential changes in currency relationships. Based on the relative return and risk among countries, a target weighting is set for the allocation of the Fund's assets among emerging countries. As a parallel process, which involves many of the same factors as, and influences the outcome of, country allocation, PMC performs a fundamental analysis of each company being considered for inclusion in the Fund's portfolio. In performing this fundamental analysis, PMC considers a variety of factors, including financial condition, growth prospects, asset valuation, management exper-tise, existing or potential dividend payments, stock liquidity and the market valuation of the company. The specific size of the Fund's investment in any one company is determined by the relationship of the relative return and risk among individual investments. Because current income is not the Fund's investment objective, the Fund will not restrict its investments to securities of issuers with a record of timely dividend payments.

     While investing in emerging countries involves substantial risks, as discussed below, PMC believes investments in such countries offer opportunities for capital growth. Certain emerging countries have at times experienced economic growth rates well in excess of those of the more developed countries, including the U.S. By carefully selecting securities of issuers in emerging countries for the Fund's portfolio, PMC seeks to provide, over the long term, a higher rate of capital appreciation than would generally be possible by investing in securities of issuers in developed countries. Of course there can be no assurance that the Fund will achieve this objective.

Risk Factors
     Investing in the Fund entails a substantial degree of risk. Because of the special risks associated with investing in emerging countries, an investment in the Fund may not be suitable for all investors and should not be considered an overall investment program. Investors are strongly advised to consider carefully the special risks involved in investing in emerging countries, which are in addition to the usual risks of investing in developed countries around the world. See the Appendix to this Prospectus for additional risks associated with an investment in the Fund.

     The political and economic structures in many emerging countries are expected to undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Unanticipated political or social developments may affect the values of the Fund's investments and the availability to the Fund of additional investments in such countries. The small size and limited history of the securities markets in certain of such countries and the limited volume of trading in securities in those countries makes the Fund's investments in such countries less liquid and more volatile than investments in countries with more developed securities markets, such as the U.S., Japan and most Western European countries.

     Investing in emerging countries involves the risks of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, the Fund could lose its entire investment in that country.

     Economies in individual emerging countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many emerging countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries.

     Economies in emerging countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely by economic conditions in the countries with which they trade.

     The securities markets of many emerging countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries. Disclosure and regulatory standards in many respects are less stringent than in the U.S. and other major markets. There also may be a lower level of monitoring and regulation of emerging securities markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited.

     There may be less publicly available information about international securities and issuers than is available with respect to U.S. securities and issuers. International companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The Fund's investment income and/or capital gains from its international investment activities may be subject to foreign withholding and other taxes.

     In addition, the value of securities denominated or quoted in international currencies may also be adversely affected by fluctuations in the relative rates of exchange between the currencies of different nations and by exchange control regulations. The Fund's investment performance may be negatively affected by a devaluation of a currency in which the Fund's investments are denominated or quoted. Further, the Fund's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities denominated or quoted in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

     Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the U.S.; this is particularly true with respect to securities markets in emerging countries. Such markets have settlement and clearance procedures that differ from those of more developed markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the Fund due to a subsequent decline in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the Fund.

     In addition, security settlement and clearance procedures in some emerging countries may not fully protect the Fund against loss or theft of its assets in situations that may arise that may not be foreseeable. By way of example and without limitation, a fraudulent or otherwise deficient security settlement or a conversion, theft or default by a broker, dealer or other intermediary could result in losses to the Fund. Neither PMC nor the Fund's custodian is liable to the Fund or its shareholders for such losses incurred by the Fund in the absence of willful misfea sance, bad faith or gross negligence in the performance of their respective duties.

     Most of the emerging market companies in which the Fund invests are relatively small, lesser-known companies. Although many such companies offer greater growth potential than larger, more mature, better-known companies, investing in the securities of such companies also involves greater risk and the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of these smaller companies are the lower degree of liquidity in the markets for such stocks and the greater sensitivity of small companies to changing economic conditions. These companies may have higher investment risk than that associated with larger companies due to greater business risks of small size and limited product lines, markets, distribution channels and financial and managerial resources.

     In addition to risks associated with investments in foreign private issuers, investments in foreign governmental securities entail risk that the foreign government will repudiate its underlying obligation or alter any favorable tax treatment associated with the obligation. There may be difficulty in enforcing outside the U.S. legal rights against foreign governments.

Other Eligible Investments
     Under normal circumstances, the Fund may invest up to 35% of its total assets in the investments described in this section.

     Securities of Developed Country Issuers. The Fund may invest in equity and debt securities of companies that are domiciled or primarily doing business in developed countries, other than the U.S., and of such countries' governmental issuers.

     Short-Term Investments. For temporary defensive or cash management purposes the Fund may invest in short-term investments consisting of: corporate commercial paper and other short-term commercial obligations, in each case rated or issued by international or domestic companies with similar securities outstanding that are rated Prime-1, Aa or better by Moody's Investors Service, Inc. ("Moody's") or A-1, AA or better by Standard & Poor's Ratings Group ("Standard & Poor's"); obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances) of banks (located in the U.S. or foreign countries) with securities outstanding that are rated Prime-1, Aa or better by Moody's, or A-1, AA or better by Standard & Poor's; obligations of comparable quality issued or guaranteed by the U.S. Government or the government of a foreign country or their respective agencies or instrumentalities; and repurchase agreements.

Investments in Depositary Receipts

     The Fund may hold securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other similar instruments or other securities convertible into securities of eligible issuers. Generally, ADRs in registered form are designed for use in U.S. securities markets, and GDRs and other similar global instruments in bearer form are designed for use in non-U.S. securities markets.

     ADRs are denominated in U.S. dollars and represent an interest in the right to receive securities of foreign issuers deposited in a U.S. bank or correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of non-U.S. issuers. However, by investing in ADRs rather than directly in equity securities of non-U.S. issuers, the Fund will avoid currency risks during the settlement period for either purchases or sales. GDRs are not necessarily denominated in the same currency as the underlying securities which they represent.

     Russian Depositary Trust Certificates ("RDCs") are offered through a unit trust with one or more sub-trusts in which each RDC represents a fractional undivided beneficial interest in a specific sub-trust. Each sub-trust holds as its only assets the shares of a single Russian issuer. RDCs are generally not denominated in the same currency as the underlying security that they represent. Voting rights for an RDC holder of any Russian company are not direct and the trust votes in accordance with the wishes of the majority of the RDC holders of such company. RDCs are subject to the risks inherent in a direct investment in any Russian issuer's shares, including the possibility of adverse changes in the Russian government and Russian securities regulations, and certain RDC-specific risks such as custodial, title and registration risk and the volatility of the Russian secondary securities market. RDCs are considered to be Rule 144A securities under the Securities Act of 1933.

     For purposes of the Fund's investment policies, investments in ADRs, GDRs, RDCs and similar instruments will be deemed to be investments in the underlying equity securities of the foreign issuers. The Fund may acquire depositary receipts from banks that do not have a contractual relationship with the issuer of the security underlying the depositary receipt to issue and secure such depositary receipt. To the extent the Fund invests in such unsponsored depositary receipts there may be an increased possibility that the Fund may not become aware of events affecting the underlying security and thus the value of the related depositary receipt. In addition, certain benefits (i.e., rights offerings) which may be associated with the security underlying the depositary receipt may not inure to the benefit of the holder of such depositary receipt.

Brady Bonds

     The Fund may invest in so-called "Brady Bonds" and other sovereign debt securities of countries that have restructured or are in the process of restructuring sovereign debt pursuant to the "Brady Plan." Brady Bonds are debt securities issued under the framework of the Brady Plan as a mechanism for debtor nations to restructure their outstanding external indebtedness (generally, commercial bank debt). In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the World Bank and the International Monetary Fund. The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued bonds (Brady Bonds).

     Brady Bonds may involve a high degree of risk, may be in default or present the risk of default. Investors should recognize that Brady Bonds have been issued only recently, and, accordingly, they do not have a long payment history. Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ.

Portfolio Turnover
     The Fund will be substantially fully invested at all times, except as described above. However, the volatility of certain emerging markets and the need for PMC to allocate and reallocate the Fund's investments among several markets can be expected to generate a portfolio turnover rate higher than that of funds investing in equity securities of issuers in the U.S. or other developed countries. Changes in the portfolio may be made promptly when determined to be advisable by reason of developments not foreseen at the time of the initial investment decision and usually without reference to the length of time a security has been held. Accordingly, portfolio turnover rates are not considered a limiting factor in the execution of investment decisions. Portfolio turnover rates were 140% and 143% for the fiscal years ended November 30, 1997 and 1996, respectively. A high rate of portfolio turnover (100% or more) involves correspondingly greater transaction costs which must be borne by the Fund and its shareholders.

     The Fund's investment objective and certain investment restrictions designated as fundamental in the Statement of Additional Information may be changed by the Board of Trustees only with shareholder approval.



IV. MANAGEMENT OF THE FUND

     The Fund's Board of Trustees has overall responsibility for the management and supervision of the Fund. The Board meets at least quarterly. By virtue of the functions performed by PMC as investment adviser, the Fund requires no employees other than its executive officers, all of whom receive their compensation from PMC or other sources. The Statement of Additional Information contains the name and general business and professional background of each Trustee and executive officer of the Fund.

     The Fund is managed under a contract with PMC, which serves as investment adviser to the Fund and is responsible for the overall management of the Fund's business affairs, subject only to the authority of the Board of Trustees. PMC is a wholly owned subsidiary of The Pioneer Group, Inc. ("PGI"), a publicly traded Delaware corporation. Pioneer Funds Distributor, Inc. ("PFD"), an indirect wholly owned subsidiary of PGI, is the principal underwriter of the Fund. John F. Cogan, Jr., Chairman and President of the Fund, Chairman and a Director of PMC and PFD, and President and a Director of PGI, owned approximately 14% of the outstanding capital stock of PGI as of the date of this Prospectus.

     Mr. David Tripple, President and Chief Investment Officer of PMC and Executive Vice President of each Pioneer mutual fund, has general responsibility for PMC's investment operations and chairs a committee of PMC's international equity managers which reviews PMC's research and portfolio operations, including those of the Fund. Mr. Tripple joined PMC in 1974.

     Research and management of the Fund is the responsibility of a team of portfolio managers and analysts focusing on non-U.S. securities. Members of the team meet regularly to discuss holdings, prospective investments and portfolio composition. Dr. Norman Kurland, a Senior Vice President of PMC and Vice President of the Fund, is the senior member of the team. Dr. Kurland joined PMC in 1990.

     Day-to-day management of the Fund has been the responsibility of Mr. Mark Madden, a Vice President of the Fund and PMC since June, 1994. Mr. Madden joined PMC in 1990 and has 13 years of investment experience.

     In addition to the Fund, PMC also manages and serves as the investment adviser for other mutual funds and is an investment adviser to certain other institutional accounts. PMC's and PFD's executive offices are located at 60 State Street, Boston, Massachusetts 02109. In an effort to avoid conflicts of interest with the Fund, the Fund and PMC have adopted a Code of Ethics that is designed to maintain a high standard of personal conduct by directing that all personnel defer to the interests of the Fund and its shareholders in making personal securities transactions.

     Investment advisory services are provided to the Fund by PMC pursuant to a management contract between PMC and the Fund. PMC assists in the management of the Fund and is authorized in its discretion to buy and sell securities for the account of the Fund. PMC pays all the ordinary operating expenses, including executive salaries and the rental of office space relating to its services for the Fund with the exception of the following which are to be paid by the Fund:
(a) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of PMC, or its affiliates, office space and facilities and personnel compensation, training and benefits; (b) the charges and expenses of auditors;
(c) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the Fund; (d) issue and transfer taxes, chargeable to the Fund in connection with securities transactions to which the Fund is a party; (e) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by the Fund to federal, state or other governmental agencies; (f) fees and expenses involved in registering and maintaining registrations of the Fund and/or its shares with regulatory agencies, state or blue sky securities agencies and foreign countries, including the preparation of prospectuses and statements of additional information for filing with regulatory agencies; (g) all expenses of shareholders' and Trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (h) charges and expenses of legal counsel to the Fund and the Trustees; (i) distribution fees paid by the Fund in accordance with Rule 12b-1 promulgated by the SEC pursuant to the Investment Company Act of 1940, as amended (the "1940 Act"); (j) compensation of those Trustees of the Fund who are not affiliated with or interested persons of PMC, the Fund (other than as Trustees), PGI or PFD; (k) the cost of preparing and printing share certificates; and (l) interest on borrowed money, if any. In addition to the expenses described above, the Fund pays all brokers' and underwriting commissions chargeable to the Fund in connection with securities transactions to which the Fund is a party.

     Orders for the Fund's portfolio securities transactions are placed by PMC, which strives to obtain the best price and execution for each transaction. In circumstances in which two or more broker-dealers are in a position to offer comparable prices and execution, consideration may be given to whether the broker-dealer provides investment research or brokerage services or sells shares of any Pioneer mutual fund or other funds for which PMC or its affiliates serve as investment adviser or manager. See the Statement of Additional Information for a further description of PMC's brokerage allocation practices.

     As compensation for its management and investment advisory services and certain expenses which PMC incurs, PMC is entitled to a management fee equal to 1.25% per annum of the Fund's average daily net assets. The fee is normally computed daily and paid monthly. See "Expense Information" in the Prospectus and "Investment Adviser" in the Statement of Additional Information.

     Certain information technology experts currently predict the possibility of a widespread failure of computer systems and certain other equipment which will be triggered on or after certain dates--primarily January 1, 2000--due to a systemic inability to process date-related information. This scenario, commonly known as the "Year 2000 Problem," could have an adverse impact on individuals and businesses, including the Fund and other mutual funds and financial organizations. PMC and its affiliates are taking steps believed to be adequate to address the Year 2000 Problem with respect to the systems and equipment controlled by the Fund's investment adviser, broker-dealer and transfer agent. In addition, other entities providing services to the Fund and its shareholders are being asked to provide assurances that they have undertaken similar measures with respect to their systems and equipment. Although PMC is not expecting any adverse impact to it or its clients from the Year 2000 Problem, it cannot provide complete assurances that its efforts or the efforts of its key vendors will be successful.



V. FUND SHARES

     The Fund continuously offers four Classes of shares designated as Class A, Class B, Class C and Class Y shares. Class A, Class B and Class C shares are offered in a separate prospectus which may be obtained by contacting your sales representative or by calling Pioneering Services Corporation ("PSC") at 1-800-225-6292.


     Class Y shares are sold at net asset value, without either an initial sales charge or a contingent deferred sales charge. Class Y shares are not subject to any ongoing service fee or distribution fee and do not convert to any other class of shares. Class Y shares are described more fully in "Purchasing Class Y Shares" in this Prospectus.

     Investment dealers or their representatives may receive different compensation depending on which Class of shares they sell. Shares may be exchanged only for shares of the same Class of another Pioneer mutual fund . Shares sold outside the U.S. to persons who are not U.S. citizens may be subject to different sales charges, contingent deferred sales charges and dealer compensation arrangements in accordance with local laws and business practices.


VI. SHARE PRICE
     Class Y shares of the Fund are sold at the net asset value per share. The net asset value per share of each Class of the Fund is determined by dividing the value of its assets, less liabilities attributable to that Class, by the number of shares of that Class outstanding. The net asset value is computed once daily, on each day the New York Stock Exchange (the "Exchange") is open, as of the close of regular trading on the Exchange. The net asset value per share of Class Y shares will generally be higher than the net asset value per share of the Fund's other three classes of shares because Class Y shares are not subject to any ongoing distribution fee, and certain other expenses are expected to be lower.


     Securities are valued at the last sale price on the principal exchange or market where they are traded. Securities which have not traded on the date of valuation or securities for which sales prices are not generally reported are valued at the mean between the current bid and asked prices. Securities quoted in foreign currencies are converted to U.S. dollars utilizing foreign exchange rates employed by the Fund's independent pricing services. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of regular trading on the Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of regular trading on the Exchange. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of regular trading on the Exchange and will therefore not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith by the Trustees. All assets of the Fund for which there is no other readily available valuation method are valued at their fair value as determined in good faith by the Trustees.



VII. PURCHASING CLASS Y SHARES

     To open an account for an individual or other non-institutional investor, a completed Account Application must be received by PSC by mail or by fax prior to the purchase of Class Y shares. All other investors should call PSC at 1-888-294-4480 to obtain an account set-up kit and to obtain an account number. A bank wire address of record (your predesignated bank account) must be provided to PSC at the time an account is established.

     The minimum initial investment for Class Y shares is $5 million which may be invested in one or more of the Pioneer mutual funds that currently offer Class Y shares. There is no minimum additional investment amount. Class Y shares will be purchased at the net asset value per share next computed after receipt of a purchase order without the imposition of an initial sales charge and are not subject to a contingent deferred sales charge. All purchases must be made in U.S. dollars.

     The $5 million minimum investment requirement will be waived if:

(i) a trust company or bank trust department is initially investing at least $1 million in any of the Pioneer mutual funds and, at the time of the purchase, such assets are held in a fiduciary, advisory, custodial or similar capacity over which the trust company or bank trust department has full or shared investment discretion; or


(ii) the investment is made by an employer sponsored retirement plan that meets the requirements of Sections 401, 403 or 457 of the Code, provided that the number of employees covered by the plan is 5,000 or more or the plan has assets of $25 million or more; or

(iii) the investment is at least $1 million in any of the Pioneer mutual funds and the purchaser is an insurance company separate account; or

(iv) the investment is made by an employer sponsored retirement plan established for the benefit of (1) employees of PGI or employees of PGI's affiliates or (2) employees or affiliates of broker-dealers who have a Class Y shares sales agreement with PFD.


     Payment By Wire. Funds may be wired in payment of a request to purchase Class Y shares provided that such funds are wired to a Class Y shares account. See above for information on establishing an account. To wire funds in payment of a request to purchase Class Y shares instruct your bank to wire funds to:



Receiving Bank             State Street Bank and Trust Company
Address                    225 Franklin Street
                           Boston, MA 02101
ABA Routing No.            011000028
For further credit to:     Shareholder Name
                           Existing Pioneer Account No.
                           Pioneer Emerging Markets Fund



     A request to purchase shares must be received by PSC or by your broker-dealer by the close of regular trading on the Exchange (currently 4:00 p.m. Eastern time) in order to purchase shares at the price determined on that day. Funds wired in payment of such requests must be received by State Street Bank and Trust Company by 11:00 a.m. Eastern time on the next business day following receipt of the request to purchase shares. If wired funds are not received by State Street Bank and Trust Company by 11:00 a.m. on the next business day following receipt of the request to purchase shares, the transaction will be canceled at the expense and risk of the purchaser. Wire transfers normally take two or more hours to complete and a fee may be charged by the sending bank. Wire transfers may be restricted on holidays and at certain other times. Questions on wire transfers should be directed to PSC or your broker-dealer.

     By Mail. Purchases of Class Y shares may always be made by mail. For accounts registered to individuals or non-institutional investors, make your check payable to Pioneer Emerging Markets Fund and mail a completed Account Application to PSC at: P.O. Box 9150, Boston, Massachusetts 02205-8573. For accounts registered to institutions, completed account set-up kit materials must be sent to PSC with payment. Checks written on non-U.S. banks will delay purchases until U.S. funds are received and a collection charge may be imposed.


     Broker-Dealers. An order for Class Y shares received by a broker-dealer prior to the close of regular trading on the Exchange is confirmed at the price for Class Y shares as determined at the close of regular trading on the Exchange on the day the order is received, provided the order is received by PFD from the broker-dealer prior to PFD's close of business (usually, 5:30 p.m. Eastern time), except as described above for wire transfers. It is the responsibility of broker-dealers to transmit orders so that they will be received by PFD prior to its close of business.


     General. The Fund reserves the right in its sole discretion to withdraw all or any part of the offering of shares when, in the judgment of the Fund's management, such withdrawal is in the best interest of the Fund. An order to purchase shares is not binding on, and may be rejected by, PFD until it has been confirmed in writing by PFD and payment has been received.



VIII. REDEEMING CLASS Y SHARES
     Class Y shares will be redeemed at the share price next calculated after a redemption request is received in good order as described below. Redemption proceeds generally will be sent to the registered owner by check or by wire transfer, normally within seven days after the request is received in good order. The Fund reserves the right to withhold payment of the redemption proceeds until checks or wire transfers received by the Fund in payment for the shares being sold have cleared, which may take up to 15 calendar days from the purchase date.

     In Writing. Class Y shares may be redeemed by delivering a written request, signed by all registered owners, in good order to PSC. A written request, including a signature guarantee, must be used to redeem Class Y shares if any of the following applies:

   [bullet] the requested redemption is for over $100,000 and there is no record of a predesignated bank account,

   [bullet] the requested redemption is for over $100,000 and the account registration or address of record has changed within the last 30 days,

   [bullet] the requested redemption is for over $5 million,

   [bullet] the check for the amount of the redemption proceeds is not being mailed to the address of record,

   [bullet] the check for the amount of the redemption proceeds is not being made payable to the account's record owners, or

   [bullet] the redemption proceeds are being transferred to a Pioneer mutual fund account with a different registration.


     Include in the request the account's registration name, the Fund's name, the Fund account number, the Class of shares to be redeemed, the dollar amount or number of shares to be redeemed, and any other applicable requirements as described below. Redemption requests for accounts registered in the name of a corporation or other fiduciary must name an authorized person and must be accompanied by a certified copy of a current corporate resolution, certificate of incumbency or similar legal document showing that the named individual is authorized to act on behalf of the record owner. Unless instructed otherwise, PSC will send the proceeds of the redemption by check to the address of record. For more information, contact PSC at 1-888-294-4480.


     Written requests will not be processed until they are received in good order by PSC. Good order means that there are no outstanding claims or requests to hold redemptions on the account, any share certificates are endorsed by the record owner(s) exactly as the shares are registered and the signature(s) on the share certificate are guaranteed by an eligible guarantor. A bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency or savings association will generally be able to provide a signature guarantee. A notary public cannot provide a signature guarantee. Signature guarantees are not accepted by facsimile ("fax"). For additional information about the necessary documentation for redemption by mail, please contact PSC at 1-888-294-4480.

     A signature guarantee must also accompany any request to change your predesignated bank account information.

     By Telephone or Fax. Class Y share accounts are automatically authorized to have the telephone redemption privilege unless indicated otherwise on the Account Application or by writing to PSC. Proper account identification will be required for each telephone redemption. A maximum of $5 million per account per day may be redeemed by telephone or fax if PSC has a predesignated bank account number on record. If there is no predesignated bank account number on file, a maximum of $100,000 may be redeemed by telephone or fax. The proceeds of a telephone or fax redemption may be received by bank wire, electronic funds transfer or by check. Proceeds of a telephone or fax request will normally be mailed or transmitted the next business day.

     To redeem by telephone, see "Shareholder Services--Telephone Transactions" for more information.

     To redeem by fax, send your redemption request to 1-888-294-4485.

     To receive the proceeds by bank wire: the proceeds must be sent to the bank wire address of record which must have been properly predesignated either on your Account Application or on an Account Options Form and which must not have changed in the last 30 days.

     To receive the proceeds by check: the check must be made payable exactly as the account is registered and the check must be sent to the address of record which must not have changed in the last 30 days.

     You may always elect to deliver redemption instructions to PSC by mail.

     Redeeming Shares Through a Broker-Dealer. The Fund has authorized PFD to act as its agent in the repurchase of shares of the Fund from qualified broker-dealers and reserves the right to terminate this procedure at any time. Broker-dealers must receive redemption requests prior to the close of business of the Exchange and must transmit each redemption request to PFD before PFD's close of business to receive that day's redemption price. Broker-dealers are responsible for providing all necessary documentation to PFD and may charge for their services.

     General. Redemptions may be suspended or payment postponed during any period in which any of the following conditions exist: the Exchange is closed or trading on the Exchange is restricted; an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of the net assets of its portfolio; or the SEC, by order, so permits.


     Redemptions and repurchases are taxable transactions to shareholders unless the account qualifies as tax-exempt. The net asset value per share received upon redemption or repurchase may be more or less than the cost of shares to an investor, depending on the market value of the portfolio at the time of redemption or repurchase.



IX. EXCHANGING CLASS Y SHARES
     Exchanges of Class Y shares must be at least $1,000. You may exchange your investment from one Class of Fund shares at net asset value, without a sales charge, for shares of the same Class of any other Pioneer mutual fund. Not all Pioneer mutual funds offer Class Y shares. A new Pioneer mutual fund account opened through an exchange must have a registration identical to that on the original account.

     PSC will process exchanges only after receiving an exchange request in good order. Exchange requests received by PSC before the close of the Exchange, generally 4:00 p.m. Eastern time, will be effective on that day if the requirements above have been met, otherwise, they will be effective on the next business day. There are currently no fees or sales charges imposed at the time of an exchange. An exchange of shares may be made only in states where legally permitted. For federal and (generally) state income tax purposes, an exchange is considered to be a sale of the shares of the Fund exchanged and a purchase of shares in another Pioneer mutual fund. Therefore, an exchange could result in a gain or loss on the shares sold, depending on the tax basis of these shares and the timing of the transaction, and special tax rules may apply.

     You should consider the differences in objectives and policies of the Pioneer mutual funds, as described in each fund's current prospectus, before making any exchange. For the protection of the Fund's performance and shareholders, the Fund and PFD reserve the right to refuse any exchange request or restrict, at any time without notice, the number and/or frequency of exchanges to prevent abuses of the exchange privilege. Such abuses may arise from frequent trading in response to short-term market fluctuations, a pattern of trading by an individual or group that appears to be an attempt to "time the market," or any other exchange request which, in the view of management, will have a detrimental effect on the Fund's portfolio management strategy or its operations. In addition, the Fund and PFD reserve the right to charge a fee for exchanges or to modify, limit, suspend or discontinue the exchange privilege with notice to shareholders as required by law.

     Telephone and Fax Exchanges. Class Y share accounts are automatically authorized to have the telephone exchange privilege unless indicated otherwise on the Account Application or by writing to PSC. Proper account identification will be required for each telephone exchange. Telephone exchanges or fax exchanges of Class Y shares may not exceed $5 million per account per day. Each telephone exchange request will be recorded. See "Telephone Transactions" below.

     Written Exchanges. Class Y shares may be exchanged by sending a letter of instruction to PSC. Include in your letter the record name on the account, the name of the Pioneer mutual fund out of which to exchange and the name of the Pioneer mutual fund into which to exchange, the fund account number(s), the Class of shares to be exchanged and the dollar amount or number of shares to be exchanged. Written exchange requests must be signed by all record owner(s) exactly as the shares are registered. Written documentation may be required for accounts registered in the name of a corporation or fiduciary.



X. DISTRIBUTION OF CLASS Y SHARES
     PFD incurs the expenses of distributing the Fund's Class Y shares, none of which are reimbursed or paid for by the Fund. These expenses include fees paid to, or on account of, broker-dealers and other qualifying institutions which have sales agreements with PFD, advertising expenses, the cost of printing and mailing prospectuses to potential investors and other direct and indirect expenses associated with the sale of Fund's Class Y shares.


     PFD or its affiliates may make payments out of its own resources to dealers and other persons who distribute shares of the Fund, including Class Y shares. Such payments may be calculated by reference to the net asset value of shares sold by such person or otherwise. Dealers and other persons may from time to time be required to meet certain criteria in order to receive such payments. Banks are currently prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. If a bank was prohibited from acting in any capacity or providing any of the described services, management would consider what action, if any, would be appropriate.


     The Fund has adopted a Plan of Distribution for each Class of shares, other than Class Y shares, in accordance with Rule 12b-1 under the 1940 Act pursuant to which certain distribution fees are paid to PFD. For more information, see "Underwriting Agreement and Distribution Plans" in the Statement of Additional Information.


XI. DIVIDENDS, DISTRIBUTIONS AND TAXATION

     The Fund has elected to be treated, has qualified and intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code"), so that it will not pay federal income tax on income and capital gains distributed to shareholders as required under the Code.

     Under the Code, the Fund will be subject to a nondeductible 4% federal excise tax on a portion of its undistributed ordinary income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year. The Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

     The Fund pays dividends from net investment income and distributes its net realized short- and long-term capital gains, if any, annually, usually in December. Dividends from income and/or capital gains may also be paid at such other times as may be necessary for the Fund to avoid federal income or excise tax. Generally, dividends from the Fund's net investment income, market discount income, certain net foreign exchange gains and net short-term capital gains are taxable under the Code as ordinary income, and dividends from the Fund's net long-term capital gains are taxable as long-term capital gains. The Fund's distributions of long-term capital gains to individuals or other noncorporate taxpayers are subject to different maximum tax rates (which will be indicated in the annual tax information the Fund provides to shareholders), depending generally upon the sources of, and the Fund's holding periods for the assets that produce, the gains.

     Unless shareholders specify otherwise, all distributions will be automatically reinvested in additional full and fractional shares of the Fund. For federal income tax purposes, all dividends are taxable as described above whether a shareholder takes them in cash or reinvests them in additional shares of the Fund. Information as to the federal tax status of dividends and distributions will be provided to shareholders annually. For further information on the distribution options available to shareholders, see "Distribution Options" below.

     The Fund's dividends and distributions generally will not qualify for any dividends-received deduction available to corporate shareholders.

     The Fund may be subject to foreign withholding taxes or other foreign taxes on income (possibly including, in some cases, capital gains) on certain of its foreign investments, which will reduce the yield on or return from those investments. In any year in which the Fund qualifies, it may make an election that would permit certain of its shareholders to take a credit or a deduction for their shares of qualified foreign taxes paid by the Fund. Each shareholder would then include in gross income (in addition to dividends actually received) his or her share of the amount of qualified foreign taxes paid by the Fund. If this election is made, the Fund will notify its shareholders annually as to their share of the amount of qualified foreign taxes paid and the foreign source income of the Fund.


     Dividends and other distributions and the proceeds of redemptions, exchanges or repurchases of Fund shares paid to individuals and other non-exempt payees will be subject to 31% backup withholding of federal income tax if the Fund is not provided with the shareholder's correct taxpayer identification number and certification that the number is correct and that the shareholder is not subject to backup withholding or if the Fund receives notice from the IRS or a broker that such withholding applies. Please refer to the Account Application for additional information.

     The description above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, i.e., U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates and who are subject to U.S. federal income tax. Non-U.S. shareholders and tax-exempt shareholders are subject to tax treatment that is not described above. Shareholders should consult their own tax advisors regarding state, local and other applicable tax laws, including the effect of recent federal tax legislation, in their particular circumstances.



XII. SHAREHOLDER SERVICES
     PSC is the shareholder services and transfer agent for shares of the Fund. PSC, a Massachusetts corporation, is a wholly owned subsidiary of PGI. PSC's offices are located at 60 State Street, Boston, Massachusetts 02109, and inquiries to PSC should be mailed to Shareholder Services, Pioneering Services Corporation, P.O. Box 9150, Boston, Massachusetts 02205-8573. Brown Brothers Harriman & Co. (the "Custodian") serves as the custodian of the Fund's portfolio securities and other assets. The principal business address of the Mutual Fund Division of the Custodian is 40 Water Street, Boston, Massachusetts 02109.

Account and Confirmation Statements
     PSC maintains an account for each shareholder and all transactions of the shareholder are recorded in this account. Confirmation statements showing the details of transactions are sent to shareholders as transactions occur.

Financial Reports and Tax Information
     As a shareholder, you will receive financial reports at least semiannually. In January of each year the Fund will mail to you information about the tax status of dividends and distributions.

Distribution Options
     Dividends and capital gains distributions, if any, will automatically be invested in additional shares of the Fund, at the applicable net asset value per share, unless you indicate another option on the Account Application.

     Two other options available are (a) dividends in cash and capital gains distributions in additional shares; and (b) all dividends and capital gains distributions in cash. These two options are not available, however, for retirement plans or an account with a net asset value of less than $500. Changes in the distribution option may be made by written request to PSC.


     If you elect to receive either dividends or dividends and capital gains in cash and a distribution check issued to you is returned by the U. S. Postal Service as not deliverable or a distribution check remains uncashed for six months or more, the amount of the check may be reinvested in your account. Such additional shares will be purchased at the then current net asset value. Furthermore, the distribution option on the account will automatically be changed to the reinvestment option until such time as you request a different option by writing to PSC.


Telephone Transactions
     Class Y accounts are automatically authorized to have telephone transaction privileges as described above . To redeem or exchange Class Y shares by telephone, call 1-888-294-4480 between the hours of 9:00 a.m. and 6:00 p.m. Eastern time on weekdays. See "Selling Class Y Shares" and "Exchanging Class Y Shares" for more information.


     To confirm that each transaction instruction received by telephone is genuine, the Fund will record each telephone transaction, require the caller to provide the personal identification number ("PIN") for the account and send you a written confirmation of each telephone transaction. Different procedures may apply to accounts that are registered to non-U.S. citizens or that are held in the name of an institution or in the name of an investment broker-dealer or other third party. If reasonable procedures, such as those described above, are not followed, the Fund may be liable for any loss due to unauthorized or fraudulent instructions. In all other cases, neither the Fund, PSC nor PFD will be responsible for the authenticity of instructions received by telephone; therefore, you bear the risk of loss for unauthorized or fraudulent telephone transactions. The Fund may implement other procedures from time to time.


     During times of economic turmoil or market volatility or as a result of severe weather or a natural disaster, it may be difficult to contact the Fund by telephone to institute a redemption or exchange. You should communicate with the Fund in writing if you are unable to reach the Fund by telephone.

FactFone(SM)
     FactFone(SM) is an automated inquiry and telephone transaction system available to Pioneer shareholders by dialing 1-800-225-4321. FactFone(SM) allows shareholder access to current information on Pioneer mutual fund accounts and to the prices and yields of all publicly available Pioneer mutual funds. Computer assisted telephone purchases, exchanges and redemptions of Class Y shares are not currently available through FactFone(SM).

     The options and services available to shareholders may be revised, suspended, or terminated at any time by PFD or by the Fund. You may establish the services described in this section when you open your account. You may also establish or revise many of them on an existing account by completing an Account Options Form, which you may obtain by calling 1-888-294-4480.



XIII. THE FUND
     The Fund is a diversified open-end management investment company (commonly referred to as a mutual fund) organized as a Delaware business trust on March 23, 1994. The Fund has authorized an unlimited number of shares of beneficial interest. As an open-end management investment company, the Fund continuously offers its shares to the pub-lic and under normal conditions must redeem its shares upon the demand of any shareholder at the then current net asset value per share, less any applicable CDSC. See "Redeeming Class Y Shares." The Fund is not required, and does not intend, to hold annual shareholder meetings although special meetings may be called for the purposes of electing or removing Trustees, changing fundamental investment restrictions or approving a management or subadvisory contract.


     The Fund reserves the right to create and issue additional series of shares. The Trustees have the authority, without further shareholder approval, to classify and reclassify the shares of the Fund, or any additional series of the Fund, into one or more classes. As of the date of this Prospectus, the Trustees have authorized the issuance of four classes of shares, designated Class A, Class B, Class C and Class Y. The shares of each class represent an interest in the same portfolio of investments of the Fund. Each class has equal rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution and transfer agent fees and may bear other expenses properly attributable to the particular class. Class A, Class B and Class C shareholders have exclusive voting rights with respect to the Rule 12b-1 distribution plans adopted by holders of those shares in connection with the distribution of shares. A Rule 12b-1 distribution plan has not been adopted with respect to the Class Y shares of the Fund (see "Distribution of Class Y Shares" for more information).

     In addition to the requirements under Delaware law, the Declaration of Trust provides that a shareholder of the Fund may bring a derivative action on behalf of the Fund only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the Fund, or 10% of the outstanding shares of the series or class to which such action relates, shall join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and investigate the basis of such claim. The Trustees shall be entitled to retain counsel or other advisers in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the Fund for the expense of any such advisers in the event that the Trustees determine not to bring such action.


     When issued and paid for in accordance with the terms of the Prospectus and Statement of Additional Information, shares of the Fund are fully paid and non-assessable. Shares will remain on deposit with the Fund's transfer agent and certificates will not normally be issued. The Fund reserves the right to charge a fee for the issuance of Class A shares certificates; certificates will not be issued for Class B, Class C or Class Y shares.



XIV. INVESTMENT RESULTS

     The average annual total return (for a designated period of time) on an investment in the Fund may be included in advertisements, and furnished to existing or prospective shareholders. The average annual total return for each Class is computed in accordance with the SEC's standardized formula. The calculation for all Classes assumes the reinvestment of all dividends and distributions at net asset value and does not reflect the impact of federal or state income taxes. The periods illustrated would normally include one, five and ten years (or since the commencement of the public offering of the shares of a Class, if shorter) through the most recent calendar quarter.

     One or more additional measures and assumptions, including but not limited to historical total returns; distribution returns; results of actual or hypothetical investments; changes in dividends, distributions or share values; or any graphic illustration of such data may also be used. These data may cover any period of the Fund's existence and may or may not include the impact of sales charges, taxes or other factors.


     Other investments or savings vehicles and/or unmanaged market indices, indicators of economic activity or averages of mutual fund results may be cited or compared with the investment results of the Fund. Rankings or listings by magazines, newspapers or independent statistical or rating services, such as Lipper Analytical Services, Inc., may also be referenced. The Fund may also include securities industry or comparative performance information in advertising or materials marketing the Fund's shares. Such performance information may include rankings or listings by magazines, newspapers, or independent statistical or ratings services, such as Lipper Analytical Services, Inc. or Ibbotson Associates.

     The Fund's investment results will vary from time to time depending on market conditions, the composition of the Fund's portfolio and operating expenses of the Fund. All quoted investment results are historical and should not be considered representative of what an investment in the Fund may earn in any future period. For further information about the calculation methods and uses of the Fund's investment results, see the Statement of Additional Information.


APPENDIX


CERTAIN INVESTMENT PRACTICES
     This Appendix provides a brief description of certain securities in which the Fund may invest and certain transactions it may make. For a more complete discussion of these and other securities and practices, see "Investment Objective and Policies" in this Prospectus and "Investment Policies and Restrictions" in the Statement of Additional Information.

Lower-Rated Debt Securities and Associated Risk Factors
Although the Fund invests primarily in equity and equity-related securities, the Fund may also invest in debt securities of corporate and governmental issuers which are considered by PMC to offer the potential for long-term growth of capital. The Fund may invest in debt securities of any maturity or quality including those not currently paying interest or in default. However, the Fund will not invest more than 10% of its total assets in debt securities which are rated at the time of investment below investment grade by Moody's or by Standard & Poor's or, if unrated, judged by PMC to be of comparable credit quality. Debt securities in the lowest investment grade (those rated Baa by Moody's or BBB by Standard & Poor's or comparable unrated securities) have speculative characteris-tics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make interest payments and repay principal than is the case with higher grade debt securities. In addition, debt securities rated Ba or below by Moody's or BB or below by Standard & Poor's (or comparable unrated securities), commonly called "junk bonds," are considered speculative, and payments of interest thereon and repayment of principal may be questionable. In some cases, such securities may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such debt securities will entail greater speculative risks than those associated with investment in investment-grade debt securities (i.e., debt securities rated Baa or higher by Moody's or BBB or higher by Standard & Poor's).

     Corporate debt securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated (i.e., junk bond) debt securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. PMC considers both credit risk and market risk in making investment decisions for the Fund.

Options on Securities and Securities Indices
     The Fund may purchase put and call options on securities indices that are composed of securities in which it may invest to manage cash flow. In addition, to enhance return, the Fund may write (sell) "covered" call options on securities in which it may invest. Call options are "covered" by the Fund when it owns the underlying securities, or owns securities convertible into or carrying rights to acquire such securities without payment of additional consideration, which the option holder has the right to purchase. The Fund receives a premium from writing a call option, which increases the Fund's gross income in the event the option expires unexercised or is closed out at a profit. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option.

     The Fund will write and purchase options to manage its exposure to foreign stocks and stock markets instead of, or in addition to, buying and selling stock. The Fund may also write or purchase options in an attempt to hedge market-wide price fluctuations. Distributions to shareholders of any gains from options transactions will be taxable. Options on securities that are written or purchased by the Fund will be entered into on U.S. exchanges or the exchanges of other established markets and in related over-the-counter markets. Over-the-counter transactions involve certain risks which may not be present in a transaction on an exchange. The staff of the SEC has taken the position that over-the-counter options are illiquid and therefore, together with other illiquid securities, cannot exceed 15% of the Fund's net assets.

     The Fund may purchase put options in order to hedge against an anticipated decline in securities prices that might adversely affect the value of the Fund's portfolio securities. If the Fund purchases a put option on a security or securities index, the amount of the payment it would receive upon exercising the option would depend on the extent of any decline in the value of the security or the securities index below the exercise price. Such payments would tend to offset a decline in the value of the Fund's portfolio securities. However, if the value of the security or securities index increases and remains above the exercise price while the put option is outstanding, the Fund will not be able to profitably exercise the option and will lose the amount of the premium and any transaction costs. Such loss may be partially offset by an increase in the value of the Fund's portfolio securities.

     The Fund may purchase call options on securities and securities indices in order to remain fully invested in a particular stock market or to lock in a favorable price on securities that it intends to buy in the future. If the Fund purchases a call option on a security or securities index, the amount of the payment it receives upon exercising the option depends on the extent of an increase in the value of the security or securities index above the exercise price. Such payments would in effect allow the Fund to benefit from securities market appreciation even though it may not have had sufficient cash to purchase the underlying securities. Such payments may also offset increases in the price of securities that the Fund intends to purchase. If, however, the value of the security or securities index declines and remains below the exercise price while the call option is outstanding, the Fund will not be able to exercise the option profitably and will lose the amount of the premium and transaction costs. Such loss may be partially offset by a reduction in the price the Fund pays to buy additional securities for its portfolio.

     The Fund may sell an option it has purchased or a similar option prior to the expiration of the purchased option in order to close out its position in an option which it has purchased. The Fund may also allow options to expire unexercised, which would result in the loss of the premium paid.

     The risks associated with the use of options are more fully described below. The Fund pays brokerage commissions or spreads in connection with its options transactions. The writing of options could significantly increase the Fund's portfolio turnover rate.

Forward Foreign Currency Exchange Contracts and Options on Foreign Currencies

     The Fund has the ability to hold a portion of its assets in foreign currencies and to enter into forward foreign currency contracts to facilitate settlement of foreign securities transactions or to protect against changes in foreign currency exchange rates. A forward foreign currency contract involves an obligation to purchase or sell a specific currency on a future date at a price set at the time of the contract. The Fund might sell a foreign currency on either a spot or forward basis to seek to hedge against an anticipated decline in the dollar value of securities in its portfolio or securities it intends or has contracted to sell or to preserve the U.S. dollar value of dividends, interest or other amounts it expects to receive. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged foreign currency, it could also limit any potential gain which might result from an increase in the value of the currency. Alternatively, the Fund might purchase a foreign currency or enter into a forward purchase contract for the currency to preserve the U.S. dollar price of securities it is authorized to purchase or has contracted to purchase.

     If the Fund enters into a forward contract to buy foreign currency for any purpose, the Fund will be required to place cash or liquid, high grade debt securities in a segregated account of the Fund maintained by the Fund's custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract.

     The Fund may purchase put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against exchange rate fluctuations.

Futures Contracts and Options on Futures Contracts

     To hedge against changes in securities prices, currency exchange rates or interest rates, the Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various stock and other securities indices, foreign currencies and other financial instruments and indices. The Fund may engage in futures and related options transactions for hedging and other non-speculative purposes permitted by regulations of the Commodity Futures Trading Commission. These transactions involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities or currencies, require the Fund to segregate assets to cover such contracts and options.

Risks and Limitations Associated with Transactions in Options, Futures Contracts and Forward Foreign Currency Exchange Contracts

     The Fund may employ certain active investment management techniques including options on securities indices, options on currency, futures contracts and options on futures, forward foreign currency exchange contracts and currency swaps. Each of these active management techniques involves (1) liquidity risk that contractual positions cannot be easily closed out in the event of market changes or generally in the absence of a liquid secondary market, (2) correlation risk that changes in the value of hedging positions may not match the securities market and foreign currency fluctuations intended to be hedged, and (3) market risk that an incorrect prediction of securities prices or exchange rates by PMC may cause the Fund to perform less favorably than if such positions had not been entered. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that the counterparty to the option will not fulfill its obligations. The use of options, futures and forward foreign currency exchange contracts are highly specialized activities which involve investment techniques and risks that are different from those associated with ordinary portfolio transactions. The Fund may not enter into futures contracts and options on futures contracts for speculative purposes. There is no limit on the percentage of the Fund's assets that may be subject to futures contracts and options on such contracts entered into for bona fide hedging purposes or forward foreign currency exchange contracts. The loss that may be incurred by the Fund in entering into futures contracts and written options thereon and forward foreign currency exchange contracts is potentially unlimited. The Fund may not invest more than 5% of its total assets in purchased options other than protective put options.

     The Fund's transactions in options, forward foreign currency exchange contracts, futures contracts and options on futures contracts may be limited by the requirements for qualification of the Fund as a regulated investment company for tax purposes. See "Tax Status" in the Statement of Additional Information.

Repurchase Agreements

     The Fund may enter into repurchase agreements not exceeding seven days in duration. In a repurchase agreement, an investor (e.g., the Fund) purchases a debt security from a seller which undertakes to repurchase the security at a specified resale price on an agreed future date (ordinarily a week or less). The resale price generally exceeds the purchase price by an amount which reflects an agreed-upon market interest rate for the term of the repurchase agreement. Repurchase agreements entered into by the Fund will be fully collateralized with U.S. Treasury and/or U.S. Government agency obligations with a market value of not less than 100% of the obligation, valued daily. Collateral will be held in a segregated, safekeeping account for the benefit of the Fund. In the event that a repurchase agreement is not fulfilled, the Fund could suffer a loss to the extent that the value of the collateral falls below the repurchase price or if the Fund is prevented from realizing the value of the collateral by reason of an order of a court with jurisdiction over an insolvency proceeding with respect to the other party to the repurchase agreement.

Restricted and Illiquid Securities

     The Fund may invest in restricted securities (i.e., securities that would be required to be registered prior to distribution to the public), including restricted securities eligible for resale to certain institutional investors pursuant to Rule 144A under the Securities Act of 1933. In addition, the Fund may invest up to 15% of its net assets in restricted securities sold and offered under Rule 144A that are illiquid either as a result of legal or contractual restrictions or the absence of a trading market.

     The Board of Trustees of the Fund has adopted guidelines and delegated to PMC the daily function of determining and monitoring the liquidity of restricted securities. The Board, however, retains sufficient oversight and is ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how the market for restricted securities sold and offered under Rule 144A will develop, the Board carefully monitors the Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. Securities of non-U.S. issuers that the Fund acquires in Rule 144A transactions, but which the Fund may resell publicly in a non-U.S. securities market, are not considered restricted securities.

                                                                 [PIONEER LOGO]



Pioneer
Emerging Markets
Fund

60 State Street
Boston, Massachusetts 02109

OFFICERS
JOHN F. COGAN, JR., Chairman and President
DAVID D. TRIPPLE, Executive Vice President

NORMAN KURLAND, Ph.D., Vice President
MARK MADDEN, Vice President
WILLIAM H. KEOUGH, Treasurer
JOSEPH P. BARRI, Secretary


PRINCIPAL UNDERWRITER
PIONEER FUNDS DISTRIBUTOR, INC.



CUSTODIAN
BROWN BROTHERS HARRIMAN & CO.


INDEPENDENT PUBLIC ACCOUNTANTS
ARTHUR ANDERSEN LLP


LEGAL COUNSEL
HALE AND DORR LLP


INVESTMENT ADVISER
PIONEERING MANAGEMENT CORPORATION


SHAREHOLDER SERVICES AND TRANSFER AGENT

PIONEERING SERVICES CORPORATION
60 State Street
Boston, Massachusetts 02109

Telephone: 1-888-294-4480



SERVICE INFORMATION
If you would like information on the following, please call:
Existing and new accounts, prospectuses,
 applications, service forms
 and telephone transactions................................... 1-888-294-4480
FactFone(SM)


 Automated fund yields and automated prices and

 account information.......................................... 1-800-225-4321
Toll-free fax................................................. 1-888-294-4485
Visit our website:...................................... www.pioneerfunds.com





0498-5100

(C)Pioneer Funds Distributor, Inc.

                          PIONEER EMERGING MARKETS FUND
                                 60 State Street
                           Boston, Massachusetts 02109

                       STATEMENT OF ADDITIONAL INFORMATION


                  CLASS A, CLASS B, CLASS C AND CLASS Y SHARES

                                 March 30, 1998
                           (as revised April 9, 1998)

         This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Class A, Class B and Class C Shares Prospectus dated March 30, 1998 and the Class Y Shares Prospectus dated April 8, 1998 (each, a "Prospectus," and together, the "Prospectuses"), as amended and/or supplemented from time to time, of Pioneer Emerging Markets Fund (the "Fund"). A copy of each Prospectus can be obtained free of charge by calling Shareholder Services at 1-800-225-6292 or by written request to the Fund at 60 State Street, Boston, Massachusetts 02109. The Fund's Annual Report to Shareholders is attached to this Statement of Additional Information and is hereby incorporated in this Statement of Additional Information by reference.

                                TABLE OF CONTENTS
                                                                          PAGE


1.       Investment Policies, Restrictions and Associated Risks..........   2
2.       Management of the Fund..........................................  15
3.       Investment Adviser..............................................  19
4.       Underwriting Agreement and Distribution Plans...................  20
5.       Shareholder Servicing/Transfer Agent............................  23
6.       Custodian.......................................................  23
7.       Principal Underwriter...........................................  23
8.       Independent Public Accountants..................................  24
9.       Portfolio Transactions..........................................  24
10.      Tax Status......................................................  26
11.      Description of Shares...........................................  30
12.      Certain Liabilities.............................................  31
13.      Determination of Net Asset Value................................  31
14.      Systematic Withdrawal Plan......................................  32
15.      Letter of Intent................................................  33
16.      Investment Results..............................................  33
17.      Financial Statements............................................  36

         Appendix A -- Description of Short-Term Debt
         and Corporate Bond Ratings......................................  37
         Appendix B -- Performance Statistics............................  42
         Appendix C -- Other Pioneer Information.........................  55



       THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS
          AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF
               PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

1.       INVESTMENT POLICIES, RESTRICTIONS AND ASSOCIATED RISKS


         The Prospectuses identify the investment objective and the principal investment policies of the Fund and the risk factors associated with the Fund's investments. Other investment policies of the Fund and associated risk factors are set forth below. This Statement of Additional Information should be read in conjunction with the Prospectuses. Capitalized terms not otherwise defined herein have the meaning given to them in the Prospectuses.

EMERGING MARKETS AND ASSOCIATED RISK

         EMERGING COUNTRIES. Investing in securities of issuers in emerging countries may entail greater risks than investing in securities of issuers in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; and (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property.

         POLITICAL AND ECONOMIC RISKS. Investing in securities of non-U.S. companies may entail additional risks due to the potential political and economic instability of certain countries and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, the Fund could lose its entire investment in any such country.

         In addition, even though opportunities for investment may exist in emerging markets, any change in the leadership or policies of the governments of those countries or in the leadership or policies of any other government which exercises a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and thereby eliminate any investment opportunities which may currently exist.

         Investors should note that upon the accession to power of authoritarian regimes, the governments of a number of Latin American countries previously expropriated large quantities of real and personal property similar to the property which will be represented by the securities purchased by the Fund. The claims of property owners against those governments were never finally settled. There can be no assurance that any property represented by securities purchased by the Fund will not also be expropriated, nationalized, or otherwise confiscated. If such confiscation were to occur, the Fund could lose a substantial portion of its investments in such countries. The Fund's investments would similarly be adversely affected by exchange control regulation in any of those countries.

         RELIGIOUS, POLITICAL AND ETHNIC INSTABILITY. Certain countries in which the Fund may invest may have vocal minorities that advocate radical religious or revolutionary philosophies or support ethnic independence. Any disturbance on the part of such individuals could carry the potential for widespread destruction or confiscation of property owned by individuals and entities foreign to such country and could cause the loss of the Fund's investment in those countries.

         FOREIGN INVESTMENT RESTRICTIONS. Certain countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Fund. As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Moreover, the national policies of certain countries may restrict investment opportunities in issuers or industries deemed sensitive to national interests. In addition, some countries require governmental approval for the repatriation of investment income, capital or the proceeds of securities sales by foreign investors. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments.

         NON-UNIFORM CORPORATE DISCLOSURE STANDARDS AND GOVERNMENTAL REGULATION. Foreign companies are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. companies. In particular, the assets, liabilities and profits appearing on the financial statements of such a company may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles. Most of the securities held by the Fund will not be registered with the SEC and such issuers thereof will not be subject to the SEC's reporting requirements. Thus, there will be less available information concerning foreign issuers of securities held by the Fund than is available concerning U.S. issuers. In instances where the financial statements of an issuer are not deemed to reflect accurately the financial situation of the issuer, the Fund's investment adviser, Pioneering Management Corporation ("PMC"), will take appropriate steps to evaluate the proposed investment, which may include on-site inspection of the issuer, interviews with its management and consultations with accountants, bankers and other specialists. There is substantially less publicly available information about foreign companies than there are reports and ratings published about U.S. companies and the U.S. Government. In addition, where public information is available, it may be less reliable than such information regarding U.S. issuers.

         CURRENCY FLUCTUATIONS. Because the Fund, under normal circumstances, will invest a substantial portion of its total assets in the securities which are denominated or quoted in foreign currencies, the strength or weakness of the U.S. dollar against such currencies will account for part of the Fund's investment performance. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the Fund's holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Fund's net asset value and any net investment income and capital gains to be distributed in U.S.
dollars to shareholders of the Fund.

         The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries and the U.S., and other economic and financial conditions affecting the world economy.

         Although the Fund values its assets daily in terms of U.S. dollars, the Fund does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund may do so from time to time, and investors should be aware of the costs of currency conversion. Although currency dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to sell that currency to the dealer.

         ADVERSE MARKET CHARACTERISTICS. Securities of many emerging country issuers may be less liquid and their prices more volatile than securities of comparable U.S. issuers. In addition, foreign securities exchanges and brokers are generally subject to less governmental supervision and regulation than in the U.S., and foreign securities exchange transactions are usually subject to fixed commissions. In addition, foreign securities exchange transactions may be subject to difficulties associated with the settlement of such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems either could result in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. PMC will consider such difficulties when determining the allocation of the Fund's assets, although PMC does not believe that such difficulties will have a material adverse effect on the Fund's portfolio trading activities.

     NON-U.S. WITHHOLDING TAXES. The Fund's investment income or, in some cases, capital gains from foreign investments may be subject to foreign withholding or other taxes, thereby reducing the Fund's net investment income and/or net realized capital gains. See "Tax Status."

RULE 144A ILLIQUID SECURITIES

         The Fund may invest up to 15% of its net assets in illiquid securities including restricted securities sold and offered pursuant to Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"), that are illiquid. See "Restricted and Illiquid Securities" in the Prospectus. Generally, a security may be considered illiquid if the Fund is unable to dispose of such security within seven days at approximately the price at which it values such security. Securities may also be considered illiquid as a result of certain legal or contractual restriction on resale. The sale of illiquid securities, if they can be sold at all, generally will require more time and result in higher brokerage charges and other selling expenses than will the sale of liquid securities, such as securities eligible for trading on U.S. securities exchanges or in the over-the-counter markets. Moreover, restricted securities (i.e., securities that would be required to be registered prior to distribution to the general public), such as securities eligible for resale pursuant to Rule 144A ("144A securities"), which may be illiquid for purposes of this limitation, often sell, if at all, at a price lower than similar securities that are not subject to restrictions on resale.

         With respect to liquidity determinations generally, the Board of Trustees has the ultimate responsibility for determining whether specific securities, including Rule 144A securities are liquid or illiquid. The Board has delegated the function of making day-to-day determinations of liquidity to PMC, pursuant to guidelines reviewed by the Trustees. PMC takes into account a number of factors in reaching liquidity decisions. These factors may include, but are not limited to: (i) the frequency of trading in the security; (ii) the number of dealers who make quotes for the security; (iii) the number of dealers who have undertaken to make a market in the security; (iv) the number of other potential purchasers; and (v) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how offers are solicited and the mechanics of transfer). PMC will monitor the liquidity of securities in the Fund's portfolio and report periodically on such decisions to the Trustees.

OPTIONS ON SECURITIES

         The Fund may write (sell) covered call options on certain portfolio securities. As the writer of a call option, the Fund receives a premium less commission and, in exchange, foregoes the opportunity to profit from increases in the market value of the security covering the call above the sum of the premium and the exercise price of the option during the life of the option. The purchaser of such a call written by the Fund has the option of purchasing the security from the Fund at the option price during the life of the option. Portfolio securities on which options may be written are purchased solely on the basis of investment considerations consistent with the Fund's investment objective. All call options written by the Fund are covered; the Fund may cover a call option by owning the securities subject to the option so long as the option is outstanding or using the other methods described below. In addition, a written call option may be covered by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, covers the Fund's net exposure on its written option position. The Fund does not consider a security covered by a call option to be "pledged" as that term is used in the Fund's policy which limits the pledging or mortgaging of its assets.

         The Fund may purchase call options on securities for purposes of entering into a "closing purchase transaction," i.e., a purchase of a call option on the same security with the same exercise price and expiration date as a "covered" call already written by the Fund. These closing purchase transactions enable the Fund to immediately realize gains or minimize losses on its options positions. There is no assurance that the Fund will be able to effect such closing purchase transactions at a favorable price. If the Fund cannot enter into such a transaction it may be required to hold a security that it might otherwise have sold. The Fund's portfolio turnover may increase through the exercise of options if the market price of the underlying securities goes up and the Fund has not entered into a closing purchase transaction. The commission on purchase or sale of a call option is higher in relation to the premium than the commission in relation to the price on purchase or sale of the underlying security.

SECURITIES INDEX OPTIONS

         The Fund may purchase call and put options on securities indices for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of the Fund's securities or securities the Fund intends to buy. The Fund will not invest in securities index options for speculative purposes.

         Currently, options on stock indices are traded only on national securities exchanges and over the counter, both in the U.S. and in foreign countries. A securities index fluctuates with changes in the market values of the securities included in the index. For example, some stock index options are based on a broad market index such as the S&P 500 or the Value Line Composite Index in the U.S., the Nikkei in Japan or the FTSE 100 in the United Kingdom. Index options may also be based on a narrower market index.

         The Fund may purchase put options in order to hedge against an anticipated decline in securities prices that might adversely affect the value of the Fund's portfolio securities. If the Fund purchases a put option on a securities index, the amount of the payment it would receive upon exercising the option would depend on the extent of any decline in the level of the securities index below the exercise price. Such payments would tend to offset a decline in the value of the Fund's portfolio securities. However, if the level of the securities index increases and remains above the exercise price while the put option is outstanding, the Fund will not be able to profitably exercise the option and will lose the amount of the premium and any transaction costs. Such loss may be partially offset by an increase in the value of the Fund's portfolio securities.

         The Fund may purchase call options on securities indices in order to lock in a favorable price on securities that it intends to buy in the future. If the Fund purchases a call option on a securities index, the amount of the payment it receives upon exercising the option depends on the extent of an increase in the level of the securities index above the exercise price. Such payments may offset increases in the price of securities that the Fund intends to purchase. If, however, the level of the securities index declines and remains below the exercise price while the call option is outstanding, the Fund will not be able to exercise the option profitably and will lose the amount of the premium and transaction costs. Such loss may be partially offset by a reduction in the price the Fund pays to buy additional securities for its portfolio.

         The Fund may sell any securities index option it has purchased or write a similar offsetting securities index option in order to close out a position in a securities index option which it has purchased. These closing sale transactions enable the Fund to immediately realize gains or minimize losses on its options positions. However, there is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market may exist. In addition, securities index prices may be distorted by interruptions in the trading of securities of certain companies or of issuers in certain industries, or by restrictions that may be imposed by an exchange on opening or closing transactions, or both, which would disrupt trading in options on such indices and preclude the Fund from closing out its options positions. If the Fund is unable to effect a closing sale transaction with respect to options that it has purchased, it would have to exercise the options in order to realize any profit.

         The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that can not be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

         In addition to the risks of imperfect correlation between the Fund's portfolio and the index underlying the option, the purchase of securities index options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost. This could occur as a result of unanticipated movements in prices of the securities comprising the securities index on which the option is based.

FORWARD FOREIGN CURRENCY TRANSACTIONS

         The foreign currency transactions of the Fund may be conducted on a spot, i.e., cash, basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market. The Fund also has authority to enter into forward foreign currency exchange contracts involving currencies of the different countries in which it will invest as a hedge against possible variations in the foreign exchange rate between these currencies and the U.S. dollar. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. The Fund's transactions in forward foreign currency contracts will be limited to hedging either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities denominated in foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in such foreign currencies. There is no guarantee that the Fund will be engaged in hedging activities when adverse exchange rate movements occur. The Fund may not necessarily attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by PMC. The Fund will not enter into speculative forward foreign currency contracts.

         If the Fund enters into a forward contract to purchase foreign currency, its custodian bank will segregate cash or liquid securities in a separate account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of such forward contract. Those assets will be valued at market daily, and if the value of the assets in the separate account declines or the amount of the Fund's obligation on such forward contract increases, additional cash or liquid securities will be placed in the account so that the value of the account will equal the amount of the Fund's commitment with respect to such contracts.

         Although the Fund has no current intention of doing so in the coming year, the Fund may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency, if PMC determines that there is a pattern of correlation between the two currencies. Cross-hedging may also include entering into a forward transaction involving two foreign currencies, using one foreign currency as a proxy for the U.S. dollar to hedge against variations in the other foreign currency, if PMC determines that there is a pattern of correlation between the proxy currency and the U.S. dollar.

         Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also limit the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

         The cost to the Fund of engaging in foreign currency transactions varies with such factors as the currency involved, the size of the contract, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency and forward contracts are usually conducted on a principal basis, no fees or commissions are involved. The Fund may close out a forward position in a currency by selling the forward contract or entering into an offsetting forward contract.

OPTIONS ON FOREIGN CURRENCIES

         The Fund may purchase options on foreign currencies for hedging purposes in a manner similar to that of transactions in forward contracts. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In an attempt to protect against such decreases in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency declines, the Fund will have the right to sell such currency for a fixed amount of dollars which exceeds the market value of such currency. This would result in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the Fund's securities denominated in that currency.

         Conversely, if a rise in the dollar value of a currency is projected for those securities to be acquired, thereby increasing the cost of such securities, the Fund may purchase call options on such currency. If the value of such currency increases, the purchase of such call options would enable the Fund to purchase currency for a fixed amount of dollars which is less than the market value of such currency. Such a purchase would result in a gain that may offset, at least partially, the effect of any currency related increase in the price of securities the Fund intends to acquire. As in the case of other types of options transactions, however, the benefit the Fund derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.

         The Fund may close out its position in a currency option by either selling the option it has purchased or entering into an offsetting option.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

         To hedge against changes in securities prices or currency exchange rates, the Fund may purchase and sell various kinds of futures contracts and purchase and write (sell) call and put options on any of such futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities (such as U.S. Government securities), securities indices, foreign currencies and other financial instruments and indices. The Fund will engage in futures and related options transactions only for hedging purposes. All futures contracts entered into by the Fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission (the "CFTC") or on foreign exchanges.

         FUTURES CONTRACTS. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

         When interest rates are rising or securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, the Fund can sell futures contracts on a specified currency to seek to protect against a decline in the value of such currency and a decline in the value of its portfolio securities which are denominated in such currency. The Fund can purchase futures contracts on foreign currency to establish the price in U.S. dollars of a security denominated in such currency that the Fund has acquired or expects to acquire.

         Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

         The Fund will be required, in connection with transactions in futures contracts and the writing of options on futures, to make margin deposits, which will be held by the Fund's custodian for the benefit of the futures commission merchant through whom the Fund engages in such futures contracts and options transactions. In the case of futures contracts or options requiring the Fund to purchase securities or currencies, the Fund must place cash or liquid securities in a segregated account maintained by the custodian and marked to market daily to cover such futures contracts and options.

         HEDGING STRATEGIES. Hedging, by use of futures contracts, seeks to establish with more certainty the effective price, rate of return and currency exchange rate on portfolio securities and securities that the Fund owns or proposes to acquire. The Fund may, for example, take a "short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities. Similarly, the Fund may sell futures contracts in currency in which its portfolio securities are denominated or in one currency to seek to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of PMC, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, PMC will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's securities portfolio. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

         On other occasions, the Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.

         OPTIONS ON FUTURES CONTRACTS. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

         The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's assets. By writing a call option, the Fund becomes obligated, in exchange for the premium, to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. Thus, the loss incurred by the Fund in writing call options on futures (and in entering into futures transactions) is potentially unlimited and may exceed the amount of the premium received. The Fund will incur transaction costs in connection with the writing of options on futures.

         The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. The Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

         The Fund may use options on futures contracts only for hedging purposes.

         OTHER CONSIDERATIONS. As noted above, the Fund may engage in futures and related options transactions only for hedging purposes. CFTC regulations permit principals of an investment company registered under the 1940 Act to engage in such transactions for bona fide hedging (as defined in such regulations) and certain other limited purposes without registering as commodity pool operators. The Fund is not permitted to engage in speculative futures trading. The Fund will determine that the price fluctuations in the futures contracts and options on futures contracts used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or which it expects to purchase. Except as stated below, the Fund's futures transactions will be entered into for traditional hedging purposes -- i.e., futures contracts will be sold to seek to protect against a decline in the price of securities (or the currency in which they are denominated) that the Fund owns, or futures contracts will be purchased to protect the Fund against an increase in the price of securities (or the currency in which they are denominated) it intends to purchase. As evidence of this hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities or assets denominated in the related currency in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

         As an alternative to literal compliance with the bona fide hedging definition, a CFTC regulation permits the Fund to elect to comply with a different test, under which the sum of the amounts of initial margin deposits on the Fund's existing futures contracts and premiums paid for options on futures entered into for the purpose of seeking to increase total return (net of the amount the positions are "in the money") would not exceed 5% of the market value of the Fund's net assets. The Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a regulated investment company for federal income tax purposes.

         Transaction costs associated with futures contracts and related options involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities or currencies, require the Fund to segregate assets to cover such contracts and options.

         While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while the Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

         Perfect correlation between the Fund's futures positions and portfolio positions will be difficult to achieve because no futures contracts based on foreign corporate equity securities are currently available. The only futures contracts available to hedge the Fund's portfolio are various futures on U.S. Government securities and foreign currencies, futures on a municipal securities index and stock index futures. In addition, it is not possible to hedge fully or perfectly against the effect of currency fluctuations on the value of foreign securities because currency movements impact the value of different securities in differing degrees.

REPURCHASE AGREEMENTS

         The Fund may enter into repurchase agreements with "primary dealers" in U.S. Government securities and banks which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. The Fund may also enter into repurchase agreements involving certain foreign government securities. The primary risk associated with repurchase agreements is that, if the seller defaults, the Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund in connection with the related repurchase agreement are less than the repurchase price. Another risk is that, in the event of bankruptcy of the seller, the Fund could be delayed in or prohibited from disposing of the underlying securities and other collateral held by the Fund in connection with the related repurchase agreement pending court proceedings. In evaluating whether to enter a repurchase agreement, PMC will carefully consider the creditworthiness of the seller pursuant to procedures reviewed and approved by the Trustees. See "Repurchase Agreements" in the Prospectus.

INVESTMENT RESTRICTIONS

         The Fund has adopted certain investment restrictions which may not be changed without the affirmative vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund. The Fund may not:

         (1)......Issue senior securities, except as permitted by paragraphs
(2), (6) and (7) below. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments, forward foreign exchange contracts, repurchase agreements and reverse repurchase agreements entered into in accordance with the Fund's investment policy, and the pledge, mortgage or hypothecation of the Fund's assets within the meaning of paragraph (3) below are not deemed to be senior securities.

         (2)......Borrow money, except from banks as a temporary measure for extraordinary emergency purposes and except pursuant to reverse repurchase agreements and then only in amounts not to exceed 33 1/3% of the Fund's total assets (including the amount borrowed) taken at market value. The Fund will not use leverage to attempt to increase income. The Fund will not purchase securities while outstanding borrowings (including reverse repurchase agreements) exceed 5% of the Fund's total assets.

         (3)......Pledge, mortgage, or hypothecate its assets, except to secure indebtedness permitted by paragraph (2) above and then only if such pledging, mortgaging or hypothecating does not exceed 33 1/3% of the Fund's total assets taken at market value.

         (4)......Act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the 1933 Act.

         (5)......Purchase or sell real estate, except that the Fund may (i)
lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

         (6)......Make loans, except that the Fund may lend portfolio securities in accordance with the Fund's investment policies and may purchase or invest in repurchase agreements, bank certificates of deposit, a portion of an issue of publicly distributed bonds, bank loan participation agreements, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

         (7)......Invest in commodities or commodity contracts or in puts, calls, or combinations of both, except interest rate futures contracts, options on securities, securities indices, currency and other financial instruments, futures contracts on securities, securities indices, currency and other financial instruments and options on such futures contracts, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies.

         (8)......With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies or instrumentalities), if

                  (a) such purchase would cause more than 5% of the Fund's total assets, taken at market value, to be invested in the securities of such issuer, or

                  (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

         In addition, although the Fund is not currently registered in Germany, the following restrictions will apply, to the extent required, upon such registration. If and so long as the Fund is registered in Germany, the following investment restrictions will apply which may not be changed without the prior approval of the Fund's shareholders. The Fund may not:

         (i)......invest in the securities of any other domestic or foreign investment company or investment fund, except in connection with a plan of merger or consolidation with or acquisition of substantially all the assets of such other investment company or investment fund;

         (ii).....purchase or sell real estate, or any interest therein, and real estate mortgage loans, except that the Fund may invest in securities of corporate or governmental entities secured by real estate or marketable interests therein or securities issued by companies (other than real estate limited partnerships, real estate investment trusts and real estate funds) that invest in real estate or interests therein;

         (iii)....borrow money in amounts exceeding 10% of the Fund's total assets (including the amount borrowed) taken at market value;

         (iv).....pledge, mortgage or hypothecate its assets in amounts exceeding 10% of the Fund's total assets taken at market value;

         (v)......purchase securities on margin or make short sales; or

         (vi).....redeem its securities in-kind.

         It is a fundamental policy of the Fund not to concentrate its investments in securities of companies in any particular industry. Following the current opinion of the SEC, investments are concentrated in a particular industry if such investments aggregate 25% or more of the Fund's total assets. The Fund's policy does not apply to investments in U.S. Government securities.

         The Fund does not intend to enter into any reverse repurchase agreement, lend portfolio securities or invest in securities index put and call warrants, as described in fundamental investment restrictions (2), (6) and (7) above, during the coming year.

         In addition, as a matter of non-fundamental investment policy and in connection with the offering of its shares in various states and foreign countries, the Fund has agreed not to:

         (a)......Participate on a joint-and-several basis in any securities trading account. The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of PMC to save commissions or to average prices among them is not deemed to result in a securities trading account.

         (b)......Purchase securities on margin or make short sales unless by virtue of its ownership of other securities, the Fund has the right to obtain, without payment of additional consideration, securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities and in connection with transactions involving forward foreign currency exchange transactions, options, futures contracts and options on futures contracts.

         (c)......Purchase a security if, as a result, (i) more than 10% of the
Fund's total assets would be invested in securities of closed-end investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one such closed-end investment company being held by the Fund, or (iii) more than 5% of the Fund's total assets would be invested in any one such closed-end investment company; provided, however, the Fund may only purchase securities of registered closed-end investment companies and such securities may only be purchased in the open market where no commission or profit to a sponsor or dealer results from the purchase other than the customary brokers commission and the Fund can exceed such limitations in connection with a plan of merger or consolidation with or acquisition of substantially all the assets of such other closed-end investment company. The Fund will not invest in the securities of any open-end investment company, except in connection with a plan of merger or consolidation with, or acquisition of, substantially all the assets of such other open-end investment company.

         (d)......Invest more than 5% of its total assets in the securities of any issuer which, together with its predecessors, has been in operation for less than three years.

         (e)......Invest more than 15% of its total assets in restricted securities, including securities eligible for resale pursuant to Rule 144A under the 1933 Act.

         (f)......Invest for the purpose of exercising control over or management of any company.

         (g)......Purchase warrants of any issuer, if, as a result of such purchases, more than 5% of the value of the Fund's net assets would be invested in warrants, whether or not listed on the Exchange, the American Stock Exchange or comparable international exchanges. For these purposes, warrants are to be valued at the lesser of cost or market, but warrants acquired by the Fund in units with or attached to debt securities shall be deemed to be without value.

         (h)......Knowingly purchase or retain securities of an issuer if one or more of the Trustees or officers of the Fund or directors or officers of PMC or any investment management subsidiary of PMC individually owns beneficially more than 0.5% and together own beneficially more than 5% of the securities of such issuer.

         (i)......Purchase interests in oil, gas or other mineral leases or exploration programs; however, this policy will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas or other minerals.

         (j)......Purchase any security which is illiquid, if more than 15% of the net assets of the Fund, taken at market value, would be invested in such securities. The Fund may not invest in repurchase agreements maturing in more than seven days. The Fund currently intends to limit its investments in illiquid securities to illiquid Rule 144A securities.

         (k)......Write covered calls or put options with respect to more than
25% of the value of its total assets or invest more than 5% of its total assets in puts, calls, spreads, or straddles, other than protective put options.

         (l)......Invest in real estate limited partnerships.

2.       MANAGEMENT OF THE FUND

         The Fund's Board of Trustees provides broad supervision over the affairs of the Fund. The officers of the Fund are responsible for the Fund's operations. The Trustees and executive officers of the Fund are listed below, together with their principal occupations during the past five years. An asterisk indicates those Trustees who are interested persons of the Fund within the meaning of the 1940 Act.

JOHN F. COGAN, JR.*, CHAIRMAN OF THE BOARD, PRESIDENT AND TRUSTEE, DOB:  JUNE
1926

         President, Chief Executive Officer and a Director of The Pioneer Group, Inc. ("PGI"); Chairman and a Director of Pioneering Management Corporation ("PMC") and Pioneer Funds Distributor, Inc. ("PFD"); Director of Pioneering Services Corporation ("PSC"), Pioneer Capital Corporation ("PCC"), Pioneer Real Estate Advisors, Inc., Pioneer Forest, Inc., Pioneer Explorer, Inc., Pioneer Management (Ireland) Ltd. ("PMIL") and Closed Joint Stock Company "Forest-Starma"; President and Director of Pioneer Metals and Technology, Inc. ("PMT"), Pioneer International Corp. ("PIntl"), Pioneer First Russia, Inc. ("First Russia") and Pioneer Omega, Inc. ("Omega"); Chairman of the Board and Director of Pioneer Goldfields Limited ("PGL") and Teberebie Goldfields Limited; Chairman of the Supervisory Board of Pioneer Fonds Marketing, GmbH, Pioneer First Polish Investment Fund Joint Stock Company, S.A. and Pioneer Czech Investment Company, A.S.; Chairman, President and Trustee of all of the Pioneer mutual funds; Director of Pioneer Global Equity Fund Plc, Pioneer Global Bond Fund Plc, Pioneer DM Cashfonds Plc, Pioneer European Equity Fund Plc, Pioneer Central & Eastern Europe Fund Plc and Pioneer US Real Estate Fund Plc; and Partner, Hale and Dorr LLP (counsel to PGI and the Fund).

MARY K. BUSH, TRUSTEE, DOB:  APRIL 1948
4201 CATHEDRAL AVENUE, NW, WASHINGTON, DC  20016
         President, Bush & Co., an international financial advisory firm; Director and/or Trustee of Mortgage Guaranty Insurance Corporation, Novecon Management Company, Hoover Institution, Folger Shakespeare Library, March of Dimes, Project 2000, Inc. (not-for-profit educational organization), Small Enterprise Assistance Fund and Wilberforce University; Advisory Board member, Washington Mutual Investors Fund, a registered investment company; and Trustee of all of the Pioneer mutual funds, except Pioneer Variable Contracts Trust.


RICHARD H. EGDAHL, M.D., PH.D., TRUSTEE, DOB:  DECEMBER 1926
BOSTON UNIVERSITY HEALTH POLICY INSTITUTE, 53 BAY STATE ROAD, BOSTON, MA  02115
         Alexander Graham Bell Professor of Health Care Entrepreneurship, Boston University; Professor of Management, Boston University School of Management; Professor of Public Health, Boston University School of Public Health; Professor of Surgery, Boston University School of Medicine; University Professor, Boston University; Director, Boston University Health Policy Institute and Boston University Program for Health Care Entrepreneurship; Director, CORE (management of workers' compensation and disability costs - NASDAQ); Director, WellSpace (provider of complementary health care); Trustee, Boston Medical Center; Honorary Trustee, Franciscan Children's Hospital; and Trustee of all of the Pioneer mutual funds.


MARGARET B.W. GRAHAM, TRUSTEE, DOB:  MAY 1947
THE KEEP, P.O. BOX 110, LITTLE DEER ISLE, ME  04650
         Founding Director, The Winthrop Group, Inc. (consulting firm); Manager of Research Operations, Xerox Palo Alto Research Center, from 1991 to 1994; Professor of Operations Management and Management of Technology and Associate Dean, Boston University School of Management, from 1989 to 1993; and Trustee of all of the Pioneer mutual funds, except Pioneer Variable Contracts Trust.

JOHN W. KENDRICK, TRUSTEE, DOB:  JULY 1917
6363 WATERWAY DRIVE, FALLS CHURCH, VA  22044
         Professor Emeritus, George Washington University; Director, American Productivity and Quality Center; Adjunct Scholar, American Enterprise Institute; Economic Consultant; and Trustee of all of the Pioneer mutual funds, except Pioneer Variable Contracts Trust.

MARGUERITE A. PIRET, TRUSTEE, DOB:  MAY 1948
ONE BOSTON PLACE, SUITE 2635, BOSTON, MA  02108
         President, Newbury, Piret & Company, Inc. (merchant banking firm); Trustee of Boston Medical Center; Member of the Board of Governors of the Investment Company Institute; and Trustee of all of the Pioneer mutual funds.

DAVID D. TRIPPLE*, TRUSTEE AND EXECUTIVE VICE PRESIDENT, DOB:  FEBRUARY 1944
         Executive Vice President and a Director of PGI; President, Chief Investment Officer and a Director of PMC; Director of PFD, PCC, PIntl, First Russia, Omega, Pioneer SBIC Corporation ("Pioneer SBIC"), PMIL, Pioneer Global Equity Fund Plc, Pioneer Global Bond Fund Plc, Pioneer DM Cashfonds Plc, Pioneer European Equity Fund Plc, Pioneer Central & Eastern Europe Fund Plc and Pioneer US Real Estate Fund Plc; and Executive Vice President and Trustee of all of the Pioneer mutual funds.

STEPHEN K. WEST, TRUSTEE, DOB:  SEPTEMBER 1928
125 BROAD STREET, NEW YORK, NY  10004
         Of Counsel to Sullivan & Cromwell (law firm); Trustee, The Winthrop Focus Funds (mutual funds); and Trustee of all of the Pioneer mutual funds.

JOHN WINTHROP, TRUSTEE, DOB:  JUNE 1936
ONE NORTH ADGERS WHARF, CHARLESTON, SC  29401
         President, John Winthrop & Co., Inc. (private investment firm); Director of NUI Corp. (energy sales, services and distribution); and Trustee of all of the Pioneer mutual funds, except Pioneer Variable Contracts Trust.

WILLIAM H. KEOUGH, TREASURER, DOB:  APRIL 1937
         Senior Vice President, Chief Financial Officer and Treasurer of PGI; Treasurer of PFD, PMC, PSC, PCC, PIntl, PMT, PGL, First Russia, Omega and Pioneer SBIC; and Treasurer of all of the Pioneer mutual funds.

JOSEPH P. BARRI, SECRETARY, DOB:  AUGUST 1946
         Corporate Secretary of PGI and most of its subsidiaries; Secretary of all of the Pioneer mutual funds; and Partner of Hale and Dorr LLP.

ERIC W. RECKARD, ASSISTANT TREASURER, DOB:  JUNE 1956
         Manager of Fund Accounting of PMC since May 1994; Manager of Auditing, Compliance and Business Analysis for PGI prior to May 1994; and Assistant Treasurer of all of the Pioneer mutual funds.

ROBERT P. NAULT, ASSISTANT SECRETARY, DOB:  MARCH 1964
         General Counsel and Assistant Secretary of PGI since 1995; Assistant Secretary of PMC, PIntl, PGL, First Russia, Omega and all of the Pioneer mutual funds; Assistant Clerk of PFD and PSC; and junior partner of Hale and Dorr LLP prior to 1995.

NORMAN KURLAND, VICE PRESIDENT, DOB:  NOVEMBER 1949
         Senior Vice President of PMC since 1993; Vice President of PMC from 1990 to 1993; Vice President of Pioneer India Fund, Pioneer Europe Fund, Pioneer International Growth Fund, Pioneer World Equity Fund and the International Portfolio of Pioneer Variable Contracts Trust.

MARK MADDEN, VICE PRESIDENT, DOB:  APRIL 1957
        Vice President of PMC since 1993.  Vice President of Pioneer India Fund.

         The Fund's Agreement and Declaration of Trust, dated March 23, 1994 (the "Declaration"), provides that the holders of two-thirds of its outstanding shares may vote to remove a Trustee of the Fund at any meeting of shareholders. See "Description of Shares" below. The business address of all officers is 60 State Street, Boston, Massachusetts 02109.

         All of the outstanding capital stock of PFD, PMC and PSC is owned, directly or indirectly, by PGI, a publicly owned Delaware corporation. PMC, the Fund's investment adviser, serves as the investment adviser for the Pioneer mutual funds listed below and manages the investments of certain institutional accounts.

         The table below lists all the Pioneer mutual funds currently offered to the public and the investment adviser and principal underwriter for each fund.

                                          Investment         Principal
FUND NAME                                  ADVISER          UNDERWRITER

Pioneer World Equity Fund                     PMC              PFD
Pioneer International Growth Fund             PMC              PFD
Pioneer Europe Fund                           PMC              PFD
Pioneer Emerging Markets Fund                 PMC              PFD
Pioneer India Fund                            PMC              PFD
Pioneer Capital Growth Fund                   PMC              PFD
Pioneer Mid-Cap Fund                          PMC              PFD
Pioneer Growth Shares                         PMC              PFD
Pioneer Small Company Fund                    PMC              PFD
Pioneer Independence Fund                     PMC              PFD

Pioneer Micro-Cap Fund                        PMC              PFD
Pioneer Gold Shares                           PMC              PFD
Pioneer Equity-Income Fund                    PMC              PFD
Pioneer Fund                                  PMC              PFD
Pioneer II                                    PMC              PFD
Pioneer Real Estate Shares                    PMC              PFD
Pioneer Balanced Fund                         PMC              PFD
Pioneer Short-Term Income Trust               PMC              PFD
Pioneer America Income Trust                  PMC              PFD
Pioneer Bond Fund                             PMC              PFD
Pioneer Intermediate Tax-Free Fund            PMC              PFD
Pioneer Tax-Free Income Fund                  PMC              PFD
Pioneer Cash Reserves Fund                    PMC              PFD
Pioneer Interest Shares                       PMC             Note 1
Pioneer Variable Contracts Trust              PMC             Note 2

Note 1 This fund is a closed-end fund.

Note 2 This is a series of ten separate portfolios designed to serve as investment vehicles for the variable annuity and variable life insurance contracts of various insurance companies or for certain qualified pension and retirement plans.


         To the knowledge of the Fund, no officer or Trustee of the Fund owned 5% or more of the issued and outstanding shares of PGI as of the date of this Statement of Additional Information, except Mr. Cogan who then owned approximately 14% of such shares. As of the date of this Statement of Additional Information, the Trustees and officers of the Fund owned beneficially in the aggregate less than 1% of the outstanding shares of the Fund. As of March 30, 1998, Merrill Lynch Pierce Fenner & Smith, Inc. for the Sole Benefit of its Customers, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, FL 32246-6484 owned approximately 37.06% (3,624,597) of the outstanding Class A shares of the Fund; 29.78% (1,539,790) of the outstanding Class B shares of the Fund; and 48.78% (550,504) of the outstanding Class C shares of the Fund.

COMPENSATION OF OFFICERS AND TRUSTEES

         The Fund pays no salaries or compensation to any of its officers. The Fund will pay an annual trustees' fee to each Trustee who is not affiliated with PGI, PMC, PFD or PSC consisting of two components: (a) a base fee of $500 and
(b) a variable fee, calculated on the basis of average net assets of the Fund. In addition, the Fund will pay a per meeting fee of $120 to each Trustee who is not affiliated with PGI, PMC, PFD or PSC and will pay an annual trustees' fee of $500 plus expenses to each Trustee affiliated with PGI, PMC, PFD or PSC. The Fund will also pay an annual committee participation fee to Trustees who serve as members of committees established to act on behalf of one or more of the Pioneer mutual funds. Committee fees will be allocated to the Fund on the basis of the Fund's average net assets. Each Trustee who is a member of the Audit Committee for the Pioneer mutual funds will receive an annual fee equal to 10% of the aggregate annual trustees' fee, except the Committee Chairperson who will receive an annual trustees' fee equal to 20% of the aggregate annual trustees' fee. Members of the Pricing Committee for the Pioneer mutual funds, as well as any other committee which renders material functional services to the Boards of Trustees for the Pioneer mutual funds, will receive an annual fee equal to 5% of the annual trustees' fee, except the Committee Chairperson who will receive an annual trustees' fee equal to 10% of the annual trustees' fee. Each Trustee who is not affiliated with PGI, PMC, PFD or PSC also will receive $375 per meeting for attendance at meetings of the Non-Interested Trustees Committee, except for the Committee Chairperson who will receive an additional $375 per meeting. Any such fees paid to affiliated or interested persons of PGI, PMC, PFD or PSC are reimbursed to the Fund under its management contract.

         The following table sets forth certain information with respect to the compensation of each Trustee of the Fund:


                                              PENSION OR RETIREMENT    TOTAL COMPENSATION FROM
                                              BENEFITS ACCRUED AS      THE FUND AND OTHER
                          AGGREGATE           PART OF FUND EXPENSES    PIONEER MUTUAL FUNDS**
                          COMPENSATION FROM
NAME OF TRUSTEE           THE FUND*

John F. Cogan, Jr.           $    500                    $0                  $ 12,000
Mary K. Bush                      800                     0                    30,000
Richard H. Egdahl, M.D.        1,889                      0                    62,000
Margaret B.W. Graham           1,889                      0                    60,000
John W. Kendrick               1,889                      0                    55,800
Marguerite A. Piret            2,203                      0                    80,000
David D. Tripple                 500                      0                    12,000
Stephen K. West                2,020                      0                    63,800
John Winthrop                  2,127                      0                    69,000
                             -------                      -                  --------

Totals                       $13,817                     $0                  $444,600

*For the fiscal year ended November 30, 1997.
**For the calendar year ended December 31, 1997.

3.       INVESTMENT ADVISER

         As stated in the Prospectus, PMC, 60 State Street, Boston, Massachusetts 02109, serves as the Fund's investment adviser. The Fund's management contract with PMC is renewable annually by the vote of a majority of the Board of Trustees of the Fund (including a majority of the Board of Trustees who are not parties to the contract or interested persons of any such parties) cast in person at a meeting called for the purpose of voting on such renewal. This contract terminates if assigned and may be terminated without penalty by either party by vote of its Board of Directors or Trustees, as the case may be, or a majority of the Fund's outstanding voting securities and the giving of 60 days' written notice.

         As compensation for its management services and expenses incurred, PMC is entitled to a management fee at the rate of 1.25% per annum of the Fund's average daily net assets. The fee is normally computed daily and paid monthly. For the fiscal years ended November 30, 1995, November 30, 1996 and November 30, 1997, the Fund paid to PMC $0, $325,325 and $1,970,289 in management fees, respectively. An expense limitation was in effect during the fiscal years ended November 30, 1995, November 30, 1996 and November 30, 1997, and in the absence of that expense limitation, the Fund would have incurred management fees payable to PMC of $251,891, $734,703 and $1,997,347, respectively, for those periods.

4.       UNDERWRITING AGREEMENT AND DISTRIBUTION PLANS

         The Fund entered into an underwriting agreement, dated June 23, 1994 with PFD. The underwriting agreement will continue from year to year if annually approved by the Trustees. The underwriting agreement provides that PFD will bear expenses for the distribution of the Fund's shares, except for expenses incurred by PFD for which it is reimbursed or compensated by the Fund under the distribution plans (discussed below). PFD bears all expenses it incurs in providing services under the underwriting agreement. Such expenses include compensation to its employees and representatives and to securities dealers for distribution related services performed for the Fund. PFD also pays certain expenses in connection with the distribution of the Fund's shares, including the cost of preparing, printing and distributing advertising or promotional materials, and the cost of printing and distributing prospectuses and supplements to prospective shareholders. The Fund bears the cost of registering its shares under federal and state securities laws and the laws of certain foreign countries. The Fund and PFD have agreed to indemnify each other against certain liabilities, including liabilities under the 1933 Act. Under the underwriting agreement, PFD will use its best efforts in rendering services to the Fund.


         The Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act with respect to its Class A, Class B and Class C shares (the "Class A Plan," the "Class B Plan" and the "Class C Plan") (together, the "Plans"). The Fund has not adopted a plan of distribution with respect to its Class Y shares.

CLASS A PLAN

         Pursuant to the Class A Plan the Fund may reimburse PFD for its expenditures in financing certain activities primarily intended to result in the sale of the Fund's Class A shares. Certain categories of such expenditures have been approved by the Board of Trustees and are set forth in the Prospectus. See "Distribution Plans" in the Prospectus. The expenses of the Fund pursuant to the Class A Plan are accrued daily at a rate which may not exceed the annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

CLASS B PLAN

         The Class B Plan provides that the Fund shall pay PFD, as the Fund's distributor for its Class B shares, a distribution fee equal on an annual basis to 0.75% of the Fund's average daily net assets attributable to Class B shares and will pay PFD a service fee equal to 0.25% of the Fund's average daily net assets attributable to Class B shares (which PFD will in turn pay to securities dealers which enter into a sales agreement with PFD at a rate of up to 0.25% of the Fund's average daily net assets attributable to Class B shares owned by investors for whom that securities dealer is the holder or dealer of record). This service fee is intended to be consideration for personal services and/or account maintenance services rendered by the dealer with respect to Class B shares. PFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation therefor, PFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Dealers may from time to time be required to meet certain other criteria in order to receive service fees. PFD or its affiliates are entitled to retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by PFD or its affiliates for shareholder accounts.


         The purpose of distribution payments to PFD under the Class B Plan is to compensate PFD for its distribution services with respect to Class B shares of the Fund. PFD pays commissions to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution-related services, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expenses and equipment. The Class B Plan also provides that PFD will receive all CDSCs attributable to Class B shares. (See "Distribution Plans" in the Prospectus.) When a broker-dealer sells Class B shares and elects, with PFD's approval, to waive its right to receive the commission normally paid at the time of the sale, PFD may cause all or a portion of the distribution fees described above to be paid to the broker-dealer.

CLASS C PLAN

         The Class C Plan provides that the Fund will pay PFD, as the Fund's distributor for its Class C shares, a distribution fee, accrued daily and paid quarterly, equal on an annual basis to 0.75% of the Fund's average daily net assets attributable to Class C shares and will pay PFD a service fee equal to 0.25% of the Fund's average daily net assets attributable to Class C shares. PFD will in turn pay to securities dealers which enter into a sales agreement with PFD a distribution fee and a service fee at rates of up to 0.75% and 0.25%, respectively, of the Fund's average daily net assets attributable to Class C shares owned by investors for whom that securities dealer is the holder or dealer of record. The service fee is intended to be in consideration of personal services and/or account maintenance services rendered by the dealer with respect to Class C shares. PFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation therefor, PFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Commencing in the thirteenth month following a purchase of Class C shares, dealers will become eligible for additional service fees at a rate of up to 0.25% of the amount invested and additional compensation at a rate of up to 0.75% of the net asset value with respect to such shares. Dealers may from time to time be required to meet certain other criteria in order to receive service fees. PFD or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by PFD or its affiliates for shareholder accounts.

         The purpose of distribution payments to PFD under the Class C Plan is to compensate PFD for its distribution services with respect to the Class C shares of the Fund. PFD pays commissions to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution-related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expenses and equipment. The Class C Plan also provides that PFD will receive all CDSCs attributable to Class C shares. (See "Distribution Plans" in the Prospectus.) When a broker-dealer sells Class C shares and elects, with PFD's approval, to waive its right to receive the commission normally paid at the time of the sale, PFD may cause all or a portion of the distribution fees described above to be paid to the broker-dealer.

Class Y Shares

         PFD incurs the expenses of distributing the Fund's Class Y shares, none of which are reimbursed or paid for by the Fund. These expenses include any commissions or account servicing fees paid to, or on account of, broker-dealers which have sales agreements with PFD and certain qualifying registered investment advisers and other financial institutions.

GENERAL

         In accordance with the terms of the Plans, PFD provides to the Fund for review by the Trustees a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made. In the Trustees' quarterly review of the Plans, they will consider the continued appropriateness and the level of reimbursement or compensation the Plans provide.

         No interested person of the Fund, nor any Trustee of the Fund who is not an interested person of the Fund, has any direct or indirect financial interest in the operation of the Plans except to the extent that PFD and certain of its employees may be deemed to have such an interest as a result of receiving a portion of the amounts expended under the Plans by the Fund and except to the extent certain officers may have an interest in PFD's ultimate parent, PGI.


         The Plans were adopted by a majority vote of the Board of Trustees, including all of the Trustees who are not, and were not at the time they voted, interested persons of the Fund, as defined in the 1940 Act (none of whom has or have any direct or indirect financial interest in the operation of the Plans), cast in person at a meeting called for the purpose of voting on the Plans. In approving the Plans, the Trustees identified and considered a number of potential benefits which the Plans may provide. The Board of Trustees believes that there is a reasonable likelihood that the Plans will benefit the Fund and its current and future shareholders. Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the Trustees in the manner described above. The Plans may not be amended to increase materially the annual percentage limitation of average net assets which may be spent for the services described therein without approval of the shareholders of the class affected thereby, and material amendments of the Plans must also be approved by the Trustees in the manner described above. A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operations of the Plan, or by a vote of a majority of the outstanding voting securities (as defined in the 1940
Act) of the respective Class of the Fund. A Plan will automatically terminate in the event of its assignment (as defined in the 1940 Act).

         During the fiscal year ended November 30,1997, the Fund incurred total distribution fees pursuant to the Fund's Class A Plan, Class B Plan and Class C Plan, respectively, as follows: $209,135, $649,336 and $111,999. Distribution fees were paid by the Fund to PFD in reimbursement of or as compensation for expenses related to servicing shareholder accounts and to compensate dealers and sales personnel.


         Upon redemption, Class A shares may be subject to a 1% CDSC, Class B shares are subject to a CDSC at a rate declining from a maximum of 4% of the lower of the cost or market value of the shares and Class C shares are subject to a 1% CDSC. During the fiscal year ended November 30, 1997, CDSCs, in the amount of approximately $145,123 were paid to PFD.

5.       SHAREHOLDER SERVICING/TRANSFER AGENT

         The Fund has contracted with PSC, 60 State Street, Boston, Massachusetts 02109, to act as shareholder servicing and transfer agent for the Fund. This contract may be terminated without penalty by either party upon 90 days' written notice.

         Under the terms of its contract with the Fund, PSC will service shareholder accounts, and its duties will include: (i) processing sales, redemptions and exchanges of shares of the Fund; (ii) distributing dividends and capital gains associated with Fund portfolio accounts; and (iii) maintaining account records and responding to shareholder inquiries.

         PSC receives an annual fee of $22.75 per shareholder account from the Fund as compensation for the services described above. PSC is also reimbursed by the Fund for its out-of-pocket expenditures. This fee is set at an amount determined by vote of a majority of the Trustees (including a majority of the Trustees who are not parties to the contract with PSC or interested persons of any such parties) to be comparable to fees for such services being paid by other investment companies. The Fund may compensate entities which have agreed to provide certain sub-accounting services such as specific transaction processing and record keeping services. Any such payments by the Fund would be in lieu of the per account fee which would otherwise be paid by the Fund to PSC.

6.       CUSTODIAN

         Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, is the custodian (the "Custodian") of the Fund's assets. The Custodian's responsibilities include safekeeping and controlling the Fund's cash and securities in the U.S. as well as in foreign countries, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund's investments. The Custodian fulfills its function in foreign countries through a network of subcustodian banks located in the foreign countries (the "Subcustodians"). The Custodian also provides fund accounting, bookkeeping and pricing assistance to the Fund and assistance in arranging for forward currency exchange contracts as described above under "Investment Policies, Restrictions and Risk Factors."

         The Custodian does not determine the investment policies of the Fund or decide which securities it will buy or sell. The Fund may invest in securities issued by the Custodian or any of the Subcustodians, deposit cash in the Custodian or any Subcustodian and deal with the Custodian or any of the Subcustodians as a principal in securities transactions. Portfolio securities may be deposited into the Federal Reserve-Treasury Department Book Entry System or the Depository Trust Company in the U.S. or in recognized central depositories in foreign countries. The Trustees periodically review the Fund's international subcustodian arrangements.

7.       PRINCIPAL UNDERWRITER


         PFD, 60 State Street, Boston, Massachusetts 02109, serves as the principal underwriter for the Fund in connection with the continuous offering of its shares. During the fiscal years ended November 30, 1995, 1996 and 1997, net underwriting commissions earned by PFD were approximately $25,000, $86,393 and $72,117, respectively, in connection with its offering of Class A, Class B and Class C shares. Commissions reallowed to dealers during such periods were approximately $161,000,

$793,089 and $949,816, respectively. See "Underwriting Agreement and Distribution Plans" above for a description of the terms of the underwriting agreement with PFD.

         The Fund will not generally issue Fund shares for consideration other than cash. At the Fund's sole discretion, however, the Fund may issue shares for consideration other than cash in connection with a reorganization, statutory merger or other acquisition of portfolio securities.

         The redemption price of shares of beneficial interest of the Fund may, at PMC's discretion, be paid in cash or portfolio securities. The Fund has, however, elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the Fund's net asset value during any 90-day period for any one shareholder. Should the amount of redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or portfolio securities. In the latter case, the securities are taken at their value employed in determining the Fund's net asset value. A shareholder whose shares are redeemed in-kind may incur brokerage charges in selling the securities received in-kind. The selection of such securities will be made in such manner as the Board of Trustees deems fair and reasonable.

8.       INDEPENDENT PUBLIC ACCOUNTANTS

         Arthur Andersen LLP, 225 Franklin Street,, Boston, Massachusetts 02110, is the Fund's independent public accountants, providing audit services, tax return review, and assistance and consultation with respect to the preparation of filings with the SEC.

9.       PORTFOLIO TRANSACTIONS

         All orders for the purchase or sale of portfolio securities are placed on behalf of the Fund by PMC pursuant to authority contained in the management contract. In selecting brokers or dealers, PMC considers other factors relating to best execution, including, but not limited to, the size and type of the transaction; the nature and character of the markets of the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the dealer; the dealer's execution services rendered on a continuing basis; and the reasonableness of any dealer spreads. Most transactions in foreign equity securities are executed by broker-dealers in foreign countries in which commission rates are fixed and, therefore, are not negotiable (as such rates are in the U.S.).

         PMC may select broker-dealers which provide brokerage and/or research services to the Fund and/or other investment companies or accounts managed by PMC. In addition, consistent with Section 28(e) of the Securities Act of 1934, as amended, the Fund may pay commissions to such broker-dealers in an amount greater than the amount another firm might charge. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; providing stock price quotation services; furnishing analyses, manuals and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, performance of accounts, comparative fund statistics and credit rating service information; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). PMC maintains a listing of broker-dealers who provide such services on a regular basis. However, because many transactions on behalf of the Fund and other investment companies or accounts managed by PMC are placed with broker-dealers (including broker-dealers on the listing) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such dealers solely because such services were provided. Management believes that no exact dollar value can be calculated for such services.

         The research received from broker-dealers may be useful to PMC in rendering investment management services to the Fund as well as to other investment companies or accounts managed by PMC, although not all of such research may be useful to the Fund. Conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other PMC clients may be useful to PMC in carrying out its obligations to the Fund. The receipt of such research has not reduced PMC's normal independent research activities; however, it enables PMC to avoid the additional expenses which might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

         In circumstances where two or more broker-dealers offer comparable prices and executions, preference may be given to a broker-dealer which has sold shares of the Fund as well as shares of other investment companies or accounts managed by PMC. This policy does not imply a commitment to execute all portfolio transactions through all broker-dealers that sell shares of the Fund. For the fiscal years ended November 30, 1995, 1996 and 1997, the Fund paid or accrued aggregate brokerage commissions of approximately $355,039 $897,000 and $1,507,000, respectively. Differences in brokerage commissions reflected above were due to increased portfolio activity and changes in net assets as a result of shareholder transactions throughout the respective periods.

         In addition to the Fund, PMC acts as investment adviser to the other Pioneer mutual funds and certain private accounts with investment objectives similar to those of the Fund. As such, securities may meet investment objectives of the Fund, such other mutual funds and such private accounts. In such cases, the decision to recommend a purchase for one mutual fund or account rather than another is based on a number of factors. The determining factors in most cases are the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Other factors considered in the investment recommendations include other investments which each fund or account presently has in a particular industry or country and the availability of investment funds in each fund or account.

         It is possible that at times identical securities will be held by more than one fund and/or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that the Fund, another Pioneer mutual fund or a private account managed by PMC may not be able to acquire as large a position in such security as it desires, it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if PMC decides to sell on behalf of another account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the Fund or the account. In the event that more than one account purchases or sells the same security on a given date, the purchases and sales will normally be made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each.

         The Trustees periodically review PMC's performance of its responsibilities in connection with portfolio transactions on behalf of the Fund.

10.      TAX STATUS

         It is the Fund's policy to meet the requirements of Subchapter M of the Code for qualification as a regulated investment company. These requirements relate to the sources of the Fund's income, the diversification of its assets and the distribution of its income to shareholders. If the Fund meets all such requirements and distributes to its shareholders, in accordance with the Code's timing requirements, all investment company taxable income and net capital gain, if any, which it earns, the Fund will be relieved of the necessity of paying federal income tax.

         In order to qualify as a regulated investment company under Subchapter M, the Fund must, among other things, derive at least 90% of its annual gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% income test") and satisfy certain annual distribution and quarterly diversification requirements. For purposes of the 90% income test, income the Fund earns from equity interests in certain entities that are not treated as corporations (e.g., are treated as partnerships or trusts) for U.S. tax purposes will generally have the same character for the Fund as in the hands of such entities; consequently, the Fund may be required to limit its equity investments in such entities that earn fee income, rental income, or other nonqualifying income.

         Dividends from investment company taxable income, which includes net investment income, net short-term capital gain in excess of net long-term capital loss, and certain net foreign exchange gains, are taxable as ordinary income, whether received in cash or reinvested in additional shares. Dividends from net long-term capital gain in excess of net short-term capital loss ("net capital gain"), if any, whether received in cash or reinvested in additional shares, are taxable to the Fund's shareholders as capital gains for federal income tax purposes without regard to the length of time shares of the Fund have been held. As a result of the enactment of the Taxpayer Relief Act of 1997 (the "1997 TRA") on August 5, 1997, gain recognized after May 6, 1997 from the sale of a capital asset is taxable to individual (noncorporate) investors at different maximum federal income tax rates, depending generally upon the tax holding period for the asset, the federal income tax bracket of the taxpayer, and the dates the asset was acquired and/or sold. The Treasury Department has issued guidance under the 1997 TRA that (subject to possible modification by future "technical corrections" legislation) enables the Fund to pass through to its shareholders the benefits of the capital gains tax rates enacted in the 1997 TRA. The Fund will provide appropriate information to its shareholders about its distributions, including the tax rate(s) applicable to its distributions from long-term capital gains, in accordance with this and any future guidance. Shareholders should consult their own tax advisers on the correct application of these new rules in their particular circumstances.

         Any dividend declared by the Fund in October, November or December as of a record date in such a month and paid during the following January will be treated for federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared.

         Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Under future regulations, any such transactions that are not directly related to the Fund's investments in stock or securities (or its options or futures contracts with respect to stock or securities) may need to be limited in order to enable the Fund to satisfy the 90% income test. If the net foreign exchange loss for a year were to exceed the Fund's investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year would not be deductible by the Fund or its shareholders in future years.

         If the Fund acquires any equity interest (under proposed regulations, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. An election may generally be available that would ameliorate these adverse tax consequences, but any such election could require the Fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. The Fund may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

         The Fund may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund, in the event it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to federal income or excise tax.

         If the Fund invests in certain pay-in-kind securities ("PIKs"), zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its net income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

         For federal income tax purposes, the Fund is permitted to carry forward a net capital loss for any year to offset its capital gains, if any, during the eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in federal income tax liability to the Fund and therefore are not expected to be distributed as such to shareholders. As of the end of its most recent taxable year, the Fund had no capital loss carryforwards.

         At the time of an investor's purchase of Fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions by the Fund on these shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares and the distributions economically represent a return of a portion of the investment.

         Redemptions and exchanges are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in Fund shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the character of and tax rate applicable to any gains or losses recognized in such transactions under the new rate structure enacted in the 1997 TRA. Any loss realized by a shareholder upon the redemption, exchange or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares.

         In addition, if Class A shares redeemed or exchanged have been held for less than 91 days, (1) in the case of a reinvestment in the Fund at net asset value pursuant to the reinvestment privilege, the sales charge paid on such shares is not included in their tax basis under the Code, and (2) in the case of an exchange, all or a portion of the sales charge paid on such shares is not included in their tax basis under the Code, to the extent a sales charge that would otherwise apply to the shares received is reduced pursuant to the exchange privilege. In either case, the portion of the sales charge not included in the tax basis of the shares redeemed or surrendered in an exchange is included in the tax basis of the shares acquired in the reinvestment or exchange. Losses on redemptions or other dispositions of shares may be disallowed under "wash sale" rules in the event of other investments in the Fund (including those made pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of shares. In such a case, the disallowed portion of any loss would be included in the federal tax basis of the shares acquired in the other investments.

         Options written or purchased and futures contracts entered into by the Fund on certain securities, indices and foreign currencies, as well as certain foreign currency forward contracts, may cause the Fund to recognize gains or losses from marking-to-market even though such options may not have lapsed, been closed out, or exercised or such futures or forward contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization as long-term or short-term of some capital gains and losses realized by the Fund. Certain options, futures and forward contracts relating to foreign currency may be subject to Section 988, as described above, and may accordingly produce ordinary income or loss. Additionally, the Fund may be required to recognize gain if an option, futures contract, forward contract, or other transaction that is not subject to the mark to market rules is treated as a "constructive sale" of an "appreciated financial position" held by the Fund under Section 1259 of the Code. Any net mark to market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though no corresponding cash amounts may concurrently be received, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Losses on certain options, futures or forward contracts and/or offsetting positions (portfolio securities or other positions with respect to which the Fund's risk of loss is substantially diminished by one or more options, futures or forward contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable the Fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures or forward contracts and straddles may affect the amount, timing and character of the Fund's income and losses and hence of its distributions to shareholders.

         The Fund's dividends and distributions will generally not qualify for any dividends-received deduction that might otherwise be available for certain dividends received by shareholders that are corporations.

         The Fund may be subject to withholding and other taxes imposed by foreign countries including taxes on interest, dividends and capital gains with respect to its investments in those countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. If more than 50% of the Fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, the Fund may elect to pass through to its shareholders their pro rata shares of qualified foreign taxes paid by the Fund, with the result that shareholders would be required to include such taxes in their gross incomes (in addition to dividends and distributions they actually received), would treat such taxes as foreign taxes paid by them, and may be entitled to a tax deduction or credit for such taxes, subject to a holding period requirement added by the 1997 TRA and other limitations under the Code.

         Qualified foreign taxes generally include taxes that would be treated as income taxes under U.S. tax regulations but do not include most other taxes, such as stamp taxes, securities transaction taxes, and similar taxes. If the Fund makes the election described above, shareholders may deduct their pro rata portion of qualified foreign taxes paid by the Fund (not in excess of the tax actually owned by the Fund) in computing their income subject to U.S. federal income taxation or, alternatively, use them as foreign tax credits, subject to applicable limitations under the Code, against their U.S. federal income taxes. Shareholders who do not itemize deductions for federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by the Fund, although such shareholders will be required to include their shares of such taxes in gross income if the Fund makes the election described above.

         If the Fund makes this election and a shareholder chooses to take a credit for the foreign taxes deemed paid by such shareholder, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken which the shareholder's taxable income from foreign sources (but not in excess of the shareholder's entire taxable income) bears to his entire taxable income. For this purpose, long-term and short-term capital gains the Fund realizes and distributes to shareholders will generally not be treated as income from foreign sources in their hands, nor will distributions of certain foreign currency gains subject to Section 988 of the Code and of any other income realized by the Fund that is deemed, under the Code, to be U.S.-source income in the hands of the Fund. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which may have different effects depending upon each shareholder's particular tax situation, certain shareholders may not be able to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. Shareholders who are not liable for U.S. federal income taxes, including tax-exempt shareholders, will ordinarily not benefit from this election. If the Fund does make the election, it will provide required tax information to shareholders. If the Fund does not make the election, it may deduct such taxes in computing its income available for distribution to shareholders to satisfy applicable tax distribution requirements.

         Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

         Federal law requires that the Fund withhold (as "backup withholding") 31% of reportable payments, including dividends, capital gain dividends and the proceeds of redemptions (including exchanges) and repurchases to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, shareholders must certify on their Account Applications, or on separate IRS Forms W-9, that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The Fund may nevertheless be required to withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.

         If, as anticipated, the Fund continues to qualify as a regulated investment company under the Code, it will not be required to pay any Massachusetts income, corporate excise or franchise taxes or any Delaware corporation income tax.

         The description of certain federal tax provisions above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, i.e. U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax. This description does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers, or tax-exempt or tax-deferred plans, accounts or entities. Investors other than U.S. persons may be subject to different U.S. tax treatment, including a possible 30% non-resident alien U.S. withholding tax (or non-resident alien withholding tax at a lower treaty rate) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8 or authorized substitute for Form W-8 is on file, to 31% backup withholding on certain other payments from the Fund. Shareholders should consult their own tax advisers on these matters and on state, local and other applicable tax laws.

11.      DESCRIPTION OF SHARES


         The Declaration permits the Board of Trustees to authorize the issuance of an unlimited number of full and fractional shares of beneficial interest (without par value) which may be divided into such separate series as the Trustees may establish. Currently, the Fund consists of only one series. The Trustees may, however, establish additional series of shares, and may divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Fund. The Declaration further authorizes the Trustees to classify or reclassify any series of the shares into one or more classes. Pursuant thereto, the Trustees have authorized the issuance of four classes of shares of the Fund, Class A, Class B, Class C and Class Y shares. Each share of a class of the Fund represents an equal proportionate interest in the assets of the Fund allocable to that class. Upon liquidation of the Fund, shareholders of each class of the Fund are entitled to share PRO RATA in the Fund's net assets allocable to such class available for distribution to shareholders. The Fund reserves the right to create and issue additional series or classes of shares, in which case the shares of each class of a series would participate equally in the earnings, dividends and assets allocable to that class of the particular series.

         Shareholders are entitled to one vote for each share held and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. Although Trustees are not elected annually by the shareholders, shareholders have, under certain circumstances, the right to remove one or more Trustees. No amendment adversely affecting the rights of shareholders may be made to the Declaration without the affirmative vote of a majority of the Fund's shares. Shares have no preemptive or conversion rights. Shares are fully paid and non-assessable by the Trust, except as stated below.

12.      CERTAIN LIABILITIES

         As a Delaware business trust, the Fund's operations are governed by the Declaration. A copy of the Fund's Certificate of Trust, also dated March 23, 1994, is on file with the Office of the Secretary of State of the State of Delaware. Generally, Delaware business trust shareholders are not personally liable for obligations of the Delaware business trust under Delaware law. The Delaware Business Trust Act (the "Delaware Act") provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit corporations. The Declaration expressly provides that the Trust has been organized under the Delaware Act and that the Declaration is to be governed by Delaware law. It is nevertheless possible that a Delaware business trust, such as the Fund, might become a party to an action in another state whose courts refused to apply Delaware law, in which case the trust's shareholders could be subject to personal liability.

         To guard against this risk, the Declaration (i) contains an express disclaimer of shareholder liability for acts or obligations of the Fund and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by the Fund or its Trustees,
(ii) provides for the indemnification out of Fund property of any shareholders held personally liable for any obligations of the Fund or any series of the Fund and (iii) provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of a Fund shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refused to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) the Fund itself would be unable to meet its obligations. In the light of Delaware law, the nature of the Fund's business and the nature of its assets, the risk of personal liability to a Fund shareholder is remote.

         The Declaration further provides that the Fund shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of the Fund. The Declaration does not authorize the Fund to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

13.      DETERMINATION OF NET ASSET VALUE

         The net asset value per share of each class of the Fund is determined as of the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) on each day on which the Exchange is open for trading. As of the date of this Statement of Additional Information, the Exchange is open for trading every weekday except for the following holidays: New Year's Day, Martin Luther King, Jr. Day,

Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of each class of the Fund is also determined on any other day in which the level of trading in its portfolio securities is sufficiently high so that the current net asset value per share might be materially affected by changes in the value of its portfolio securities. The net asset value per share of the Fund is not determined on any day in which no purchase orders in good order for the shares of the Fund are received and no shares are tendered for redemption.

         The net asset value per share of each class of the Fund is computed by taking the value of all of the Fund's assets attributable to a class, less the Fund's liabilities attributable to that class, and dividing the result by the number of outstanding shares of that class. For purposes of determining net asset value, expenses of the classes of the Fund are accrued daily.


         Securities which have not traded on the date of valuation or securities for which sales prices are not generally reported are valued at the mean between the last bid and asked prices. Securities for which no market quotations are readily available (including those the trading of which has been suspended) will be valued at fair value as determined in good faith by the Board of Trustees, although the actual computations may be made by persons acting pursuant to the direction of the Board of Trustees. The maximum offering price per Class A share is the net asset value per Class A share, plus the maximum applicable sales charge. Class B and Class C shares are offered at net asset value without the imposition of an initial sales charge, but are subject to a CDSC. Class Y shares are offered without an initial sales charge and are not subject to a CDSC. See "Fund Share Alternatives" in the Prospectus.

14. SYSTEMATIC WITHDRAWAL PLAN (CLASS A, CLASS B AND CLASS C SHARES ONLY)

         The Systematic Withdrawal Plan ("SWP") is designed to provide a convenient method of receiving fixed payments at regular intervals from the Fund deposited by the applicant under this SWP. The applicant must deposit or purchase for deposit with PSC shares of the Fund having a total value of not less than $10,000. Periodic payments of $50 or more will be deposited monthly or quarterly directly into a bank account designated by the applicant, or will be sent to the applicant, or any person designated by the applicant. Class B accounts must meet the minimum initial investment requirement prior to establishing a SWP. Withdrawals from Class B and Class C share accounts are limited to 10% of the value of the account at the time the SWP is established. See "Waiver or Reduction of Contingent Deferred Sales Charge" in the Prospectus. Designation of another person to receive the payments subsequent to opening an account must be accompanied by a signature guarantee.

         Any income dividends or capital gains distributions on shares under the SWP will be credited to the SWP account on the payment date in full and fractional shares at the net asset value per share in effect on the record date.

         SWP payments are made from the proceeds of the redemption of shares deposited under the SWP in a SWP account. To the extent that such redemptions for periodic withdrawals exceed dividend income reinvested in the SWP account, such redemptions will reduce and may ultimately exhaust the number of shares deposited in the SWP account. Redemptions are potentially taxable transactions to shareholders. In addition, the amounts received by a shareholder cannot be considered as an actual yield or income on his or her investment because part of such payments may be a return of his or her investment.

         The SWP may be terminated at any time (1) by written notice to PSC or from PSC to the shareholder; (2) upon receipt by PSC of appropriate evidence of the shareholder's death; or (3) when all shares under the SWP have been redeemed.

15.      LETTER OF INTENT (CLASS A SHARES ONLY)

         A Letter of Intent ( "LOI") may be established by completing the LOI section of the Account Application. When you sign the Account Application, you agree to irrevocably appoint PSC your attorney-in-fact to surrender for redemption any or all shares held in escrow with full power of substitution. An LOI is not a binding obligation upon the investor to purchase, or the Fund to sell, the full amount indicated.

         If the total purchases, less redemptions, exceed the amount specified under the LOI and are in an amount which would qualify for a further quantity discount, all transactions will be recomputed on the expiration date of the LOI to effect the lower sales charge. Any difference in the sales charge resulting from such recomputation will be either delivered to you in cash or invested in additional shares at the lower sales charge. The dealer, by signing the Account Application, agrees to return to PFD, as part of such retroactive adjustment, the excess of the commission previously reallowed or paid to the dealer over that which is applicable to the actual amount of the total purchases under the LOI.

If the total purchases, less redemptions, are less than the amount specified under the LOI, you must remit to PFD any difference between the sales charge on the amount actually purchased and the amount originally specified in the LOI section of the Account Application. When the difference is paid, the shares held in escrow will be deposited to your account. If you do not pay the difference in sales charge within 20 days after written request from PFD or your dealer, PSC, after receiving instructions from PFD, will redeem the appropriate number of shares held in escrow to realize the difference and release any excess. See "How to Purchase Fund Shares - Letter of Intent" in the Prospectus for more information.

16.      INVESTMENT RESULTS

         One of the primary methods used to measure the performance of a class of the Fund is "total return." Total return will normally represent the percentage change in value of an account, or of a hypothetical investment in a class of the Fund, over any period up to the lifetime of that class of the Fund. Total return calculations will usually assume the reinvestment of all dividends and capital gains distributions and will be expressed as a percentage increase or decrease from an initial value for the entire period or for one or more specified periods within the entire period. Total return percentages for periods of less than one year will usually be annualized; total return percentages for periods longer than one year will usually be accompanied by total return percentages for each year within the period and/or by the average annual compounded total return for the period. The income and capital components of a given return may be separated and portrayed in a variety of ways in order to illustrate their relative significance. Performance may also be portrayed in terms of cash or investment values, without percentages. Past performance cannot guarantee any particular future result.

         The Fund's average annual total return quotations for each class of its shares as that information may appear in the Prospectus, this Statement of Additional Information or in advertising are calculated by standard methods prescribed by the SEC.

         STANDARDIZED AVERAGE ANNUAL TOTAL RETURN QUOTATIONS

         Average annual total return quotations for each class of shares are computed by finding the average annual compounded rates of return that would cause a hypothetical investment in that class made on the first day of a designated period (assuming all dividends and distributions are reinvested) to equal the ending redeemable value of such hypothetical investment on the last day of the designated period in accordance with the following formula:

                    P(1+T)n[superscript]  =  ERV


Where:  P = a hypothetical initial payment of $1,000, less the maximum sales load of $57.50 for Class A shares or the deduction of any CDSC applicable to Class B or Class C shares at the end of the period; for Class Y shares, no sales load or deduction of a CDSC is applicable

        T = average annual total return

        n = number of years

      ERV = ending redeemable value of the hypothetical $1,000 initial payment made at the beginning of the designated period (or fractional portion thereof)

         For purposes of the above computation, it is assumed that the maximum sales charge of 5.75% was deducted from the initial investment and that all dividends and distributions made by the Fund are reinvested at net asset value during the designated period. The average annual total return quotation is determined to the nearest 1/100 of 1%.

         In determining the average annual total return (calculated as provided above), recurring fees, if any, that are charged to all shareholder accounts of a particular class of shares are taken into consideration. For any account fees that vary with the size of the account, the account fee used for purposes of the above computation is assumed to be the fee that would be charged to the class' mean account size.

         The average annual total returns for each class of shares of the Fund as of November 30, 1997 are as follows:

                         Average Annual Total Return (%)
                  ONE YEARFIVE YEARS TEN YEARS SINCE INCEPTION*


                  Class A Shares    4.03    N/A    N/A    4.89
                  Class B Shares    5.61    N/A    N/A    5.20
                  Class C Shares    9.53    N/A    N/A    7.30
                  Class Y Shares    N/A     N/A    N/A    N/A

*Inception was June 23, 1994 for Class A and Class B shares; January 31, 1996 for Class C shares; and April 9, 1998 for Class Y shares.

OTHER QUOTATIONS, COMPARISONS, AND GENERAL INFORMATION

         From time to time, in advertisements, in sales literature, or in reports to shareholders, the past performance of the Fund may be illustrated and/or compared with that of other mutual funds with similar investment objectives, and to stock or other relevant indices. For example, total return of the Fund's classes may be compared to averages or rankings prepared by LIPPER ANALYTICAL SERVICES, INC., a widely recognized independent service which monitors mutual fund performance; the MORGAN STANLEY CAPITAL INTERNATIONAL ("MSCI") EMERGING MARKETS FREE INDEX, an unmanaged index of emerging stock markets, MSCI EAFE(R) INDEX, an unmanaged index of international stock markets, MSCI USA INDEX, an unmanaged index of U.S. domestic stock markets, or other appropriate indices of MSCI; STANDARD & POOR'S 500 STOCK INDEX (the "S&P 500"), an unmanaged index of common stocks; or the DOW JONES INDUSTRIAL AVERAGE, a recognized unmanaged index of common stocks of 30 industrial companies listed on the Exchange.

         In addition, the performance of the classes of the Fund may be compared to alternative investment or savings vehicles and/or to indices or indicators of economic activity, e.g., inflation or interest rates. Performance rankings and listings reported in newspapers or national business and financial publications, such as BARRON'S, BUSINESS WEEK, CONSUMER'S DIGEST, CONSUMER REPORTS, FINANCIAL WORLD, FORBES, FORTUNE, INVESTORS BUSINESS DAILY, KIPLINGER'S PERSONAL FINANCE MAGAZINE, MONEY MAGAZINE, THE NEW YORK TIMES, SMART MONEY, USA TODAY, U.S. NEWS AND WORLD REPORT, THE WALL STREET JOURNAL and WORTH may also be cited (if the Fund is listed in any such publication) or used for comparison, as well as performance listings and rankings from various other sources including BLOOMBERG FINANCIAL SYSTEMS, CDA/WIESENBERGER INVESTMENT COMPANIES SERVICE, DONOGHUE'S MUTUAL FUND ALMANAC, INVESTMENT COMPANY DATA, INC., JOHNSON'S CHARTS, KANON BLOCH CARRE & CO., MICROPAL, INC., MORNINGSTAR, INC., SCHABACKER INVESTMENT MANAGEMENT and TOWERS DATA SYSTEMS.

         In addition, from time to time, quotations from articles from financial publications, such as those listed above, may be used in advertisements, in sales literature or in reports to shareholders of the Fund.

         The Fund may also present, from time to time, historical information depicting the value of a hypothetical account in one or more classes of the Fund since the Fund's inception.

         In presenting investment results, the Fund may also include references to certain financial planning concepts, including (a) an investor's need to evaluate his financial assets and obligations to determine how much to invest;
(b) his need to analyze the objectives of various investments to determine where to invest; and (c) his need to analyze his time frame for future capital needs to determine how long to invest. The investor controls these three factors, all of which affect the use of investments in building assets.

AUTOMATED INFORMATION LINE

         FactFoneSM, Pioneer's 24-hour automated information line, allows shareholders to dial toll-free 1-800-225-4321 and hear recorded fund information, including:

[bullet] net asset value prices for all Pioneer mutual funds;

[bullet] annualized 30-day yields on Pioneer's fixed income funds;

[bullet] annualized 7-day yields and 7-day effective (compound) yields for Pioneer's money market fund; and

[bullet] dividends and capital gains distributions on all Pioneer mutual funds.

Yields are calculated in accordance with SEC mandated standard formulas.

         In addition, by using a personal identification number (PIN), shareholders may enter purchases, exchanges and redemptions, access their account balances and last three transactions and may order a duplicate statement. See FactFoneSM in the Prospectus for more information.


         All performance numbers communicated through FactFoneSM represent past performance and include the maximum applicable sales charge. A shareholder's actual yield and total return will vary with changing market conditions. The value of Class A, Class B, Class C and Class Y shares (except for Pioneer Cash Reserves Fund, which seeks to maintain a stable $1.00 share price) will also vary, and such shares may be worth more or less at redemption than their original cost. Certain FactFoneSM features are not available to Class Y shareholders.

17.      FINANCIAL STATEMENTS


         The Fund's Annual Report, filed with the SEC on January 28, 1998 (Accession No. 0000921023-98-000003), is incorporated by reference into this Statement of Additional Information. The financial statements in the Fund's Annual Report, including the financial highlights, for the period ended November 30, 1997, included or incorporated by reference into the Prospectus for the Fund's Class A, Class B and Class C shares and this Statement of Additional Information, have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report with respect to the financial statements, and are included in reliance upon the authority of Arthur Andersen LLP as experts in accounting and auditing in giving their report.

                                   APPENDIX A

           DESCRIPTION OF SHORT-TERM DEBT AND CORPORATE BOND RATINGS1

MOODY'S INVESTORS SERVICE, INC. SHORT-TERM PRIME RATING SYSTEM - TAXABLE DEBT AND DEPOSITS GLOBALLY

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

         Leading market positions in well-established industries. High rates of return on funds employed.
         Conservative capitalization structure with moderate reliance on debt and ample asset protection. Broad margins in earnings coverage of fixed financial charges and high internal cash generation. Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's Sovereign Rating for Bank Deposits.

--------
1 The ratings indicated herein are believed to be the most recent ratings available at the date of this Statement of Additional Information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the Fund's fiscal year-end.

Such branch obligations are rated at the lower of the bank's rating or Moody's Sovereign Rating for Bank Deposits for the country in which the branch is located.

When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by actions of the government controlling the currency of denomination. In addition, risks associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer's branch is located are not incorporated into Moody's short-term debt ratings.

If an issuer represents to Moody's that its short-term debt obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within the parenthesis beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody's evaluates the financial strength of the affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment.

MOODY'S CORPORATE BOND RATINGS

AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicated that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicated a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

STANDARD & POOR'S SHORT-TERM ISSUE CREDIT RATINGS

A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

STANDARD & POOR'S CORPORATE BOND RATINGS

AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest-rated obligations only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:  An obligation rated CC is currently highly vulnerable to nonpayment.

C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments are jeopardized.

PLUS (+) OR MINUS (-): The rating from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

R: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk, such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

                                                    APPENDIX B


                                           PIONEER EMERGING MARKETS FUND

                                                  CLASS A SHARES


DATE               INITIAL       OFFERING PRICE   SALES CHARGE    SHARES PURCHASED   NET ASSET         INITIAL NET
----               --------      --------------   -------------   ----------------   ----------        -----------
                  INVESTMENT                         INCLUDED                      VALUE PER SHARE     ASSET VALUE
                  ----------                         --------                      ---------------     -----------

6/23/94            $10,000.00         $13.26           5.75%           754.148          $12.50          $9,425




                                                  VALUE OF SHARES

                                      DIVIDENDS AND CAPITAL GAINS REINVESTED


DATE           FROM INVESTMENT  FROM CAP GAINS   FROM DIVIDENDS     TOTAL VALUE
                                  REINVESTED       REINVESTED
12/31/94       $    8,809         $   61            $  41            $ 8,911
12/31/95            8,990             99               42              9,131
12/31/96            9,985            723               46             10,754
12/31/97            9,940          1,829               46             11,815


                                           PIONEER EMERGING MARKETS FUND

                                                  CLASS B SHARES



DATE               INITIAL       OFFERING PRICE  SHARES PURCHASED NET ASSET VALUE         INITIAL NET ASSET
                  INVESTMENT                                         PER SHARE                  VALUE
6/23/94            $10,000.00         $12.50          800.000           $12.50                $10,000



                                                  VALUE OF SHARES

                                      DIVIDENDS AND CAPITAL GAINS REINVESTED

DATE           FROM INVESTMENT  FROM CAP GAINS   FROM DIVIDENDS     CONTINGENT     TOTAL VALUE IF    CDSC PERCENTAGE
----           ---------------  ---------------  ---------------    -----------    ---------------   ---------------
                                   REINVESTED       REINVESTED    DEFERRED SALES      REDEEMED
                                   ----------       ----------    ---------------     --------
                                                                    CHARGE IF
                                                                     REDEEMED

12/31/94             $ 9,312           $   65       $    24             372         $   9,029      4.00%
12/31/95               9,456              105            25             378             9,208      4.00%
12/31/96              10,416              764            27             300            10,907      3.00%
12/31/97              10,272            1,929            27             300            11,928      3.00%


                                           PIONEER EMERGING MARKETS FUND

                                                  CLASS C SHARES



DATE               INITIAL       OFFERING PRICE  SHARES PURCHASED NET ASSET VALUE         INITIAL NET ASSET
                  INVESTMENT                                         PER SHARE                  VALUE

1/31/96           $10,000.00         $13.22          756.429           $13.22                  $10,000




                                                  VALUE OF SHARES

                                      DIVIDENDS AND CAPITAL GAINS REINVESTED


DATE           FROM INVESTMENT  FROM CAP GAINS   FROM DIVIDENDS     CONTINGENT     TOTAL VALUE IF    CDSC PERCENTAGE
----           ---------------  ---------------  ---------------    -----------    ---------------   ---------------
                                   REINVESTED       REINVESTED    DEFERRED SALES      REDEEMED
                                   ----------       ----------    ---------------     --------
                                                                    CHARGE IF
                                                                     REDEEMED
12/31/96             $9,841           $  604             $0              $98            $10,347          1.00%
12/31/97              9,705            1,692              0                0             11,397          0.00%


                             COMPARATIVE PERFORMANCE
                               INDEX DESCRIPTIONS


The following securities indices are well known, unmanaged measures of market performance. Advertisements and sales literature for the Fund may refer to these indices or may present comparisons between the performance of the Fund and one or more of the indices. Other indices may also be used, if appropriate. The indices are not available for direct investment. The data presented are not meant to be indicative of the performance of the Fund, do not reflect past performance and do not guarantee future results.

S&P 500
This index is a readily available, carefully constructed, market value weighted benchmark of common stock performance. Currently, the S&P 500 includes 500 of the largest stocks (in terms of stock market value) in the U.S.

DOW JONES INDUSTRIAL AVERAGE
This is a total return index based on the performance of stocks of 30 blue chip companies widely held by individuals and institutional investors. The 30 stocks represent about a fifth of the $8 trillion-plus market value of all U.S. stocks and about a fourth of the value of stocks listed on the New York Stock Exchange
(NYSE).

U.S. SMALL STOCK INDEX
This index is a market value weighted index of the ninth and tenth deciles of the NYSE, plus stocks listed on the American Stock Exchange and over the counter with the same or less capitalization as the upper bound of the NYSE ninth decile.

U.S. INFLATION
THE CONSUMER PRICE INDEX FOR ALL URBAN CONSUMERS (CPI-U), not seasonally adjusted, is used to measure inflation, which is the rate of change of consumer goods prices. Unfortunately, the inflation rate as derived by the CPI is not measured over the same period as the other asset returns. All of the security returns are measured from one month-end to the next month-end. CPI commodity prices are collected during the month. Thus, measured inflation rates lag the other series by about one-half month. Prior to January 1978, the CPI (as compared with CPI-U) was used. Both inflation measures are constructed by the U.S. Department of Labor, Bureau of Labor Statistics, Washington, DC.

S&P/BARRA INDEXES
The S&P/BARRA GROWTH AND VALUE INDEXES are constructed by dividing the stocks in the S&P 500 according to price-to-book ratios. The GROWTH INDEX contains stocks with higher price-to-book ratios, and the VALUE INDEX contains stocks with lower price-to-book ratios. Both indexes are market capitalization weighted.

MERRILL LYNCH MICRO-CAP INDEX
The MERRILL LYNCH MICRO-CAP INDEX represents the performance of 2,036 stocks ranging in market capitalization from $50 million to $220 million. Index returns are calculated monthly.

LONG-TERM U.S. GOVERNMENT BONDS
The total returns on long-term government bonds after 1977 are constructed with data from The Wall Street Journal and are calculated as the change in the flat price or and-interest price. From 1926 to 1976, data are obtained from the government bond file at the Center for Research in Security Prices (CRSP), Graduate School of Business, University of Chicago. Each year, a one-bond portfolio with a term of approximately 20 years and a reasonably current coupon was used and whose returns did not reflect potential tax benefits, impaired negotiability or special redemption or call privileges. Where callable bonds had to be used, the term of the bond was assumed to be a simple average of the maturity and first call dates minus the current date. The bond was "held" for the calendar year and returns were computed.

INTERMEDIATE-TERM U.S. GOVERNMENT BONDS
Total returns of intermediate-term government bonds after 1987 are calculated from The Wall Street Journal prices, using the change in flat price. Returns from 1934 to 1986 are obtained from the CRSP government bond file.

Each year, one-bond portfolios are formed, the bond chosen is the shortest noncallable bond with a maturity not less than five years, and this bond is "held" for the calendar year. Monthly returns are computed. (Bonds with impaired negotiability or special redemption privileges are omitted, as are partially or fully tax-exempt bonds starting with 1943.) From 1934 to 1942, almost all bonds with maturities near five years were partially or fully tax-exempt and were selected using the rules described above. Personal tax rates were generally low in that period, so that yields on tax-exempt bonds were similar to yields on taxable bonds. From 1926 to 1933, there are few bonds suitable for construction of a series with a five-year maturity. For this period, five-year bond yield estimates are used.

MSCI
MSCI's international indices are based on the share prices of approximately 1,700 companies listed on stock exchanges in the 22 countries that make up the MSCI World Index. MSCI's emerging market indices are comprised of approximately 1000 stocks from 26 countries.

Countries in the MSCI EAFE INDEX are: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland and United Kingdom.

Countries in the MSCI EMERGING MARKETS FREE INDEX are: Argentina, Brazil, Chile, China Free, Czech Republic, Colombia, Greece, Hungary, India, Indonesia Free, Israel, Jordan, Korea (at 50%), Malaysia Free, Mexico Free, Pakistan, Peru, Philippines Free, Poland, Portugal, South Africa, Sri Lanka, Taiwan (at 50%), Thailand Free, Turkey and Venezuela.

6-MONTH CDS
Data sources include the Federal Reserve Bulletin and The Wall Street Journal.

LONG-TERM U.S. CORPORATE BONDS
Since 1969, corporate bond total returns are represented by the Salomon Brothers Long-Term High-Grade Corporate Bond Index. As most large corporate bond transactions take place over the counter, a major dealer is the natural source of these data. The index includes nearly all Aaa- and Aa-rated bonds with at least 10 years to maturity. If a bond is downgraded during a particular month, its return for the month is included in the index before removing the bond from future portfolios.

From 1926 to 1968 the total returns were calculated by summing the capital appreciation returns and the income returns. For the period 1946 to 1968, Ibbotson and Sinquefield backdated the Salomon Brothers' index, using Salomon Brothers' monthly yield data with a methodology similar to that used by Salomon Brothers for 1969 to 1995. Capital appreciation returns were calculated from yields assuming (at the beginning of each monthly holding period) a 20-year maturity, a bond price equal to par, and a coupon equal to the beginning-of-period yield. For the period 1926 to 1945, Standard & Poor's monthly high-grade corporate composite yield data were used, assuming a 4% coupon and a 20-year maturity. The conventional present-value formula for bond price for the beginning and end-of-month prices was used. (This formula is presented in Ross, Stephen A., and Westerfield, Randolph W., Corporate Finance, Times Mirror/Mosby, St. Louis, 1990, p. 97 ["Level-Coupon Bonds"].) The monthly income return was assumed to be one-twelfth the coupon.

U.S. (30-DAY) TREASURY BILLS
For the U.S. TREASURY BILL INDEX, data from The Wall Street Journal are used after 1977; the CRSP government bond file is the source until 1976. Each month a one-bill portfolio containing the shortest-term bill having not less than one month to maturity is constructed. (The bill's original term to maturity is not relevant.) To measure holding period returns for the one-bill portfolio, the bill is priced as of the last trading day of the previous month-end and as of the last trading day of the current month.

NATIONAL ASSOCIATION OF REAL ESTATE INVESTMENT TRUSTS ("NAREIT")EQUITY REIT
INDEX
All of the data are based upon the last closing price of the month for all tax-qualified REITs listed on the NYSE, AMEX and NASDAQ. The data are market-value-weighted. Prior to 1987 REITs were added to the index the January following their listing. Since 1987 newly formed or listed REITs are added to the total shares outstanding figure in the month that the shares are issued. Only common shares issued by the REIT are included in the index. The total return calculation is based upon the weighting at the beginning of the period. Only those REITs listed for the entire period are used in the total return calculation. Dividends are included in the month based upon their payment date. There is no smoothing of income. Liquidating dividends, whether full or partial, are treated as income.

RUSSELL U.S. EQUITY INDEXES
The RUSSELL 3000(R) INDEX (the "Russell 3000") is comprised of the 3,000 largest U.S. companies as determined by market capitalization representing approximately 98% of the U.S. equity market. The average market capitalization is approximately $2.8 billion. The RUSSELL 2500TM INDEX measures performance of the 2,500 smallest companies in the Russell 3000. The average market capitalization is approximately $733.4 million, and the largest company in the index has an approximate market capitalization of $2.9 billion. The RUSSELL 2000(R) INDEX measures performance of the 2,000 smallest stocks in the Russell 3000; the largest company in the index has a market capitalization of approximately $1.1 billion. The RUSSELL 1000(R) INDEX (the "Russell 1000") measures the performance of the 1,000 largest companies in the Russell 3000. The average market capitalization is approximately $7.6 billion. The smallest company in the index has an approximate market capitalization of $1.1 billion. The RUSSELL MIDCAPTM INDEX measures performance of the 800 smallest companies in the Russell 1000. The largest company in the index has an approximate market capitalization of $8.0 billion.

The Russell indexes are reconstituted annually as of July 1, based on May 31 market capitalization rankings.

WILSHIRE REAL ESTATE SECURITIES INDEX
The WILSHIRE REAL ESTATE SECURITIES INDEX is a market capitalization weighted index of 120 publicly traded real estate securities, such as REITs, real estate operating companies ("REOCs") and partnerships.

The index contains performance data on five major categories of property: office, retail, industrial, apartment and miscellaneous. The companies in the index are 91.66% equity and hybrid REITs and 8.33% REOCs.

STANDARD & POOR'S MIDCAP 400 INDEX
The S&P 400 is a market-capitalization-weighted index. The performance data for the index were calculated by taking the stocks presently in the index and tracking them backwards in time as long as there were prices reported. No attempt was made to determine what stocks "might have been" in the S&P 400 five or ten years ago had it existed. Dividends are reinvested on a monthly basis prior to June 30, 1991, and are reinvested daily thereafter.

LIPPER BALANCED FUNDS INDEX
This index represents equally weighted performance, adjusted for capital gains distributions and income dividends, of approximately 30 of the largest funds with a primary objective of conserving principal by maintaining at all times a balanced portfolio of stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%.

BANK SAVINGS ACCOUNT
Data sources include the U.S. League of Savings Institutions Sourcebook; average annual yield on savings deposits in FSLIC [FDIC] insured savings institutions for the years 1963 to 1987; and The Wall Street Journal thereafter.

Sources: Ibbotson Associates, Towers Data Systems, Lipper Analytical Services, Inc., Merrill Lynch and PGI


                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT
                               DOW                                        S&P/          S&P/
                 S&P          JONES        U.S. SMALL                    BARRA          BARRA        MERRILL LYNCH
                 500        INDUSTRIAL        STOCK         U.S.          500            500           MICRO-CAP
                             AVERAGE          INDEX       INFLATION      GROWTH         VALUE            INDEX
----------------------------------------------------------------------------------------------------------------------

Dec 1925         N/A           N/A             N/A           N/A          N/A            N/A              N/A
Dec 1926        11.62          N/A            0.28          -1.49         N/A            N/A              N/A
Dec 1927        37.49          N/A            22.10         -2.08         N/A            N/A              N/A
Dec 1928        43.61          55.38          39.69         -0.97         N/A            N/A              N/A
Dec 1929        -8.42         -13.64         -51.36          0.20         N/A            N/A              N/A
Dec 1930       -24.90         -30.22         -38.15         -6.03         N/A            N/A              N/A
Dec 1931       -43.34         -49.02         -49.75         -9.52         N/A            N/A              N/A
Dec 1932        -8.19         -16.88          -5.39        -10.30         N/A            N/A              N/A
Dec 1933        53.99          73.72         142.87          0.51         N/A            N/A              N/A
Dec 1934        -1.44          8.08           24.22          2.03         N/A            N/A              N/A
Dec 1935        47.67         43.77           40.19          2.99         N/A            N/A              N/A
Dec 1936        33.92         30.23           64.80          1.21         N/A            N/A              N/A
Dec 1937       -35.03        -28.88          -58.01          3.10         N/A            N/A              N/A
Dec 1938        31.12         33.16           32.80         -2.78         N/A            N/A              N/A
Dec 1939        -0.41          1.31            0.35         -0.48         N/A            N/A              N/A
Dec 1940        -9.78         -7.96           -5.16          0.96         N/A            N/A              N/A
Dec 1941       -11.59         -9.88           -9.00          9.72         N/A            N/A              N/A
Dec 1942        20.34         14.13           44.51          9.29         N/A            N/A              N/A
Dec 1943        25.90         19.06           88.37          3.16         N/A            N/A              N/A
Dec 1944        19.75         17.19           53.72          2.11         N/A            N/A              N/A
Dec 1945        36.44         31.60           73.61          2.25         N/A            N/A              N/A
Dec 1946        -8.07         -4.40          -11.63         18.16         N/A            N/A              N/A
Dec 1947         5.71          7.61            0.92          9.01         N/A            N/A              N/A
Dec 1948         5.50          4.27           -2.11          2.71         N/A            N/A              N/A
Dec 1949        18.79         20.92           19.75         -1.80         N/A            N/A              N/A
Dec 1950        31.71         26.40           38.75          5.79         N/A            N/A              N/A
Dec 1951        24.02         21.77            7.80          5.87         N/A            N/A              N/A
Dec 1952        18.37         14.58            3.03          0.88         N/A            N/A              N/A
Dec 1953        -0.99          2.02           -6.49          0.62         N/A            N/A              N/A
Dec 1954        52.62         51.25           60.58         -0.50         N/A            N/A              N/A
Dec 1955        31.56         26.58           20.44          0.37         N/A            N/A              N/A
Dec 1956         6.56          7.10            4.28          2.86         N/A            N/A              N/A
Dec 1957       -10.78         -8.63          -14.57          3.02         N/A            N/A              N/A
Dec 1958        43.36         39.31           64.89          1.76         N/A            N/A              N/A
Dec 1959        11.96         20.21           16.40          1.50         N/A            N/A              N/A
Dec 1960         0.47         -6.14           -3.29          1.48         N/A            N/A              N/A
Dec 1961        26.89         22.60           32.09          0.67         N/A            N/A              N/A
Dec 1962        -8.73         -7.43          -11.90          1.22         N/A            N/A              N/A
Dec 1963        22.80         20.83           23.57          1.65         N/A            N/A              N/A



                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT
                               DOW                                        S&P/          S&P/
                 S&P          JONES        U.S. SMALL                  BARRA 500        BARRA        MERRILL LYNCH
                 500        INDUSTRIAL        STOCK         U.S.         GROWTH          500           MICRO-CAP
                             AVERAGE          INDEX       INFLATION                     VALUE            INDEX
----------------------------------------------------------------------------------------------------------------------

Dec 1964        16.48         18.85           23.52         1.19          N/A            N/A              N/A
Dec 1965        12.45         14.39           41.75         1.92          N/A            N/A              N/A
Dec 1966       -10.06        -15.78           -7.01         3.35          N/A            N/A              N/A
Dec 1967        23.98         19.16           83.57         3.04          N/A            N/A              N/A
Dec 1968        11.06          7.93           35.97         4.72          N/A            N/A              N/A
Dec 1969        -8.50        -11.78          -25.05         6.11          N/A            N/A              N/A
Dec 1970         4.01          9.21          -17.43         5.49          N/A            N/A              N/A
Dec 1971        14.31          9.83           16.50         3.36          N/A            N/A              N/A
Dec 1972        18.98         18.48            4.43         3.41          N/A            N/A              N/A
Dec 1973       -14.66        -13.28          -30.90         8.80          N/A            N/A              N/A
Dec 1974       -26.47        -23.58          -19.95        12.20          N/A            N/A              N/A
Dec 1975        37.20         44.75           52.82         7.01         31.72          43.38             N/A
Dec 1976        23.84         22.82           57.38         4.81         13.84          34.93             N/A
Dec 1977        -7.18        -12.84           25.38         6.77        -11.82          -2.57             N/A
Dec 1978         6.56          2.79           23.46         9.03          6.78           6.16            27.76
Dec 1979        18.44         10.55           43.46        13.31         15.72          21.16            43.18
Dec 1980        32.42         22.17           39.88        12.40         39.40          23.59            32.32
Dec 1981        -4.91         -3.57           13.88         8.94         -9.81           0.02             9.18
Dec 1982        21.41         27.11           28.01         3.87         22.03          21.04            33.62
Dec 1983        22.51         25.97           39.67         3.80         16.24          28.89            42.44
Dec 1984         6.27          1.31           -6.67         3.95          2.33          10.52           -14.97
Dec 1985        32.16         33.55           24.66         3.77         33.31          29.68            22.89
Dec 1986        18.47         27.10            6.85         1.13         14.50          21.67             3.45
Dec 1987         5.23          5.48           -9.30         4.41          6.50           3.68           -13.84
Dec 1988        16.81         16.14           22.87         4.42         11.95          21.67            22.76
Dec 1989        31.49         32.19           10.18         4.65         36.40          26.13             8.06
Dec 1990        -3.17         -0.56          -21.56         6.11          0.20          -6.85           -29.55
Dec 1991        30.55         24.19           44.63         3.06         38.37          22.56            57.44
Dec 1992         7.67          7.41           23.35         2.90          5.07          10.53            36.62
Dec 1993         9.99         16.94           20.98         2.75          1.68          18.60            31.32
Dec 1994         1.31          5.06            3.11         2.67          3.13          -0.64             1.81
Dec 1995        37.43         36.84           34.46         2.54         38.13          36.99            30.70
Dec 1996        23.07         28.84           17.62         3.32         23.96          21.99            13.88
Dec 1997        33.36         24.88           22.78         1.92         36.52          29.98            24.61



                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT
                  LONG-       INTERMEDIATE-      MSCI                      LONG-
                  TERM          TERM U.S.        EAFE         6-         TERM U.S.          U.S.
               U.S. GOV'T      GOVERNMENT       (Net of      MONTH       CORPORATE         T-BILL
                  BONDS           BONDS         Taxes)        CDS          BONDS          (30-Day)
------------------------------------------------------------------------------------------------------

Dec 1925           N/A             N/A            N/A         N/A           N/A             N/A
Dec 1926          7.77            5.38            N/A         N/A           7.37            3.27
Dec 1927          8.93            4.52            N/A         N/A           7.44            3.12
Dec 1928          0.10            0.92            N/A         N/A           2.84            3.56
Dec 1929          3.42            6.01            N/A         N/A           3.27            4.75
Dec 1930          4.66            6.72            N/A         N/A           7.98            2.41
Dec 1931         -5.31           -2.32            N/A         N/A          -1.85            1.07
Dec 1932         16.84            8.81            N/A         N/A          10.82            0.96
Dec 1933         -0.07            1.83            N/A         N/A          10.38            0.30
Dec 1934         10.03            9.00            N/A         N/A          13.84            0.16
Dec 1935          4.98            7.01            N/A         N/A           9.61            0.17
Dec 1936          7.52            3.06            N/A         N/A           6.74            0.18
Dec 1937          0.23            1.56            N/A         N/A           2.75            0.31
Dec 1938          5.53            6.23            N/A         N/A           6.13           -0.02
Dec 1939          5.94            4.52            N/A         N/A           3.97            0.02
Dec 1940          6.09            2.96            N/A         N/A           3.39            0.00
Dec 1941          0.93            0.50            N/A         N/A           2.73            0.06
Dec 1942          3.22            1.94            N/A         N/A           2.60            0.27
Dec 1943          2.08            2.81            N/A         N/A           2.83            0.35
Dec 1944          2.81            1.80            N/A         N/A           4.73            0.33
Dec 1945         10.73            2.22            N/A         N/A           4.08            0.33
Dec 1946         -0.10            1.00            N/A         N/A           1.72            0.35
Dec 1947         -2.62            0.91            N/A         N/A          -2.34            0.50
Dec 1948          3.40            1.85            N/A         N/A           4.14            0.81
Dec 1949          6.45            2.32            N/A         N/A           3.31            1.10
Dec 1950          0.06            0.70            N/A         N/A           2.12            1.20
Dec 1951         -3.93            0.36            N/A         N/A          -2.69            1.49
Dec 1952          1.16            1.63            N/A         N/A           3.52            1.66
Dec 1953          3.64            3.23            N/A         N/A           3.41            1.82
Dec 1954          7.19            2.68            N/A         N/A           5.39            0.86
Dec 1955         -1.29           -0.65            N/A         N/A           0.48            1.57
Dec 1956         -5.59           -0.42            N/A         N/A          -6.81            2.46
Dec 1957          7.46            7.84            N/A         N/A           8.71            3.14
Dec 1958         -6.09           -1.29            N/A         N/A          -2.22            1.54
Dec 1959         -2.26           -0.39            N/A         N/A          -0.97            2.95
Dec 1960         13.78           11.76            N/A         N/A           9.07            2.66


                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT
                  LONG-       INTERMEDIATE-      MSCI                      LONG-
                  TERM          TERM U.S.        EAFE         6-         TERM U.S.          U.S.
               U.S. GOV'T      GOVERNMENT       (Net of      MONTH       CORPORATE         T-BILL
                  BONDS           BONDS         Taxes)        CDS          BONDS          (30-Day)
------------------------------------------------------------------------------------------------------

Dec 1961          0.97            1.85            N/A         N/A           4.82            2.13
Dec 1962          6.89            5.56            N/A         N/A           7.95            2.73
Dec 1963          1.21            1.64            N/A         N/A           2.19            3.12
Dec 1964          3.51            4.04            N/A        4.17           4.77            3.54
Dec 1965          0.71            1.02            N/A        4.68          -0.46            3.93
Dec 1966          3.65            4.69            N/A        5.76           0.20            4.76
Dec 1967         -9.18            1.01            N/A        5.47          -4.95            4.21
Dec 1968         -0.26            4.54            N/A        6.45           2.57            5.21
Dec 1969         -5.07           -0.74            N/A        8.70          -8.09            6.58
Dec 1970         12.11           16.86          -11.66       7.06          18.37            6.52
Dec 1971         13.23            8.72           29.59       5.36          11.01            4.39
Dec 1972          5.69            5.16           36.35       5.39           7.26            3.84
Dec 1973         -1.11            4.61          -14.92       8.60           1.14            6.93
Dec 1974          4.35            5.69          -23.16      10.20          -3.06            8.00
Dec 1975          9.20            7.83           35.39       6.51          14.64            5.80
Dec 1976         16.75           12.87            2.54       5.22          18.65            5.08
Dec 1977         -0.69            1.41           18.06       6.11           1.71            5.12
Dec 1978         -1.18            3.49           32.62      10.21          -0.07            7.18
Dec 1979         -1.23            4.09            4.75      11.90          -4.18           10.38
Dec 1980         -3.95            3.91           22.58      12.33          -2.76           11.24
Dec 1981          1.86            9.45           -2.28      15.50          -1.24           14.71
Dec 1982         40.36           29.10           -1.86      12.18          42.56           10.54
Dec 1983          0.65            7.41           23.69       9.65           6.26            8.80
Dec 1984         15.48           14.02            7.38      10.65          16.86            9.85
Dec 1985         30.97           20.33           56.16       7.82          30.09            7.72
Dec 1986         24.53           15.14           69.44       6.30          19.85            6.16
Dec 1987         -2.71            2.90           24.63       6.59          -0.27            5.47
Dec 1988          9.67            6.10           28.27       8.15          10.70            6.35
Dec 1989         18.11           13.29           10.54       8.27          16.23            8.37
Dec 1990          6.18            9.73          -23.45       7.85           6.78            7.81
Dec 1991         19.30           15.46           12.13       4.95          19.89            5.60
Dec 1992          8.05            7.19          -12.17       3.27           9.39            3.51
Dec 1993         18.24           11.24           32.56       2.88          13.19            2.90
Dec 1994         -7.77           -5.14            7.78       5.40          -5.76            3.90
Dec 1995         31.67           16.80           11.21       5.21          27.20            5.60
Dec 1996         -0.93            2.10            6.05       5.21           1.40            5.21
Dec 1997         15.85            8.38            1.78       5.71          12.95            5.26



                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT
                 NAREIT                                                   LIPPER           MSCI
                 EQUITY       RUSSELL       WILSHIRE                     BALANCED        EMERGING           BANK
                  REIT         2000       REAL ESTATE        S&P           FUND          MARKETS          SAVINGS
                 INDEX         INDEX       SECURITIES        400           INDEX        FREE INDEX        ACCOUNT
-----------------------------------------------------------------------------------------------------------------------

Dec 1925          N/A           N/A           N/A            N/A            N/A            N/A              N/A
Dec 1926          N/A           N/A           N/A            N/A            N/A            N/A              N/A
Dec 1927          N/A           N/A           N/A            N/A            N/A            N/A              N/A
Dec 1928          N/A           N/A           N/A            N/A            N/A            N/A              N/A
Dec 1929          N/A           N/A           N/A            N/A            N/A            N/A              N/A
Dec 1930          N/A           N/A           N/A            N/A            N/A            N/A              5.30
Dec 1931          N/A           N/A           N/A            N/A            N/A            N/A              5.10
Dec 1932          N/A           N/A           N/A            N/A            N/A            N/A              4.10
Dec 1933          N/A           N/A           N/A            N/A            N/A            N/A              3.40
Dec 1934          N/A           N/A           N/A            N/A            N/A            N/A              3.50
Dec 1935          N/A           N/A           N/A            N/A            N/A            N/A              3.10
Dec 1936          N/A           N/A           N/A            N/A            N/A            N/A              3.20
Dec 1937          N/A           N/A           N/A            N/A            N/A            N/A              3.50
Dec 1938          N/A           N/A           N/A            N/A            N/A            N/A              3.50
Dec 1939          N/A           N/A           N/A            N/A            N/A            N/A              3.40
Dec 1940          N/A           N/A           N/A            N/A            N/A            N/A              3.30
Dec 1941          N/A           N/A           N/A            N/A            N/A            N/A              3.10
Dec 1942          N/A           N/A           N/A            N/A            N/A            N/A              3.00
Dec 1943          N/A           N/A           N/A            N/A            N/A            N/A              2.90
Dec 1944          N/A           N/A           N/A            N/A            N/A            N/A              2.80
Dec 1945          N/A           N/A           N/A            N/A            N/A            N/A              2.50
Dec 1946          N/A           N/A           N/A            N/A            N/A            N/A              2.20
Dec 1947          N/A           N/A           N/A            N/A            N/A            N/A              2.30
Dec 1948          N/A           N/A           N/A            N/A            N/A            N/A              2.30
Dec 1949          N/A           N/A           N/A            N/A            N/A            N/A              2.40
Dec 1950          N/A           N/A           N/A            N/A            N/A            N/A              2.50
Dec 1951          N/A           N/A           N/A            N/A            N/A            N/A              2.60
Dec 1952          N/A           N/A           N/A            N/A            N/A            N/A              2.70
Dec 1953          N/A           N/A           N/A            N/A            N/A            N/A              2.80
Dec 1954          N/A           N/A           N/A            N/A            N/A            N/A              2.90
Dec 1955          N/A           N/A           N/A            N/A            N/A            N/A              2.90
Dec 1956          N/A           N/A           N/A            N/A            N/A            N/A              3.00
Dec 1957          N/A           N/A           N/A            N/A            N/A            N/A              3.30
Dec 1958          N/A           N/A           N/A            N/A            N/A            N/A              3.38
Dec 1959          N/A           N/A           N/A            N/A            N/A            N/A              3.53
Dec 1960          N/A           N/A           N/A            N/A            5.77           N/A              3.86
Dec 1961          N/A           N/A           N/A            N/A           20.59           N/A              3.90



                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT
                 NAREIT                                                   LIPPER           MSCI
                 EQUITY       RUSSELL       WILSHIRE                     BALANCED        EMERGING           BANK
                  REIT         2000       REAL ESTATE        S&P           FUND          MARKETS          SAVINGS
                 INDEX         INDEX       SECURITIES        400           INDEX        FREE INDEX        ACCOUNT
-----------------------------------------------------------------------------------------------------------------------

Dec 1962          N/A           N/A           N/A            N/A           -6.80           N/A              4.08
Dec 1963          N/A           N/A           N/A            N/A           13.10           N/A              4.17
Dec 1964          N/A           N/A           N/A            N/A           12.36           N/A              4.19
Dec 1965          N/A           N/A           N/A            N/A            9.80           N/A              4.23
Dec 1966          N/A           N/A           N/A            N/A           -5.86           N/A              4.45
Dec 1967          N/A           N/A           N/A            N/A           15.09           N/A              4.67
Dec 1968          N/A           N/A           N/A            N/A           13.97           N/A              4.68
Dec 1969          N/A           N/A           N/A            N/A           -9.01           N/A              4.80
Dec 1970          N/A           N/A           N/A            N/A            5.62           N/A              5.14
Dec 1971          N/A           N/A           N/A            N/A           13.90           N/A              5.30
Dec 1972          8.01          N/A           N/A            N/A           11.13           N/A              5.37
Dec 1973        -15.52          N/A           N/A            N/A          -12.24           N/A              5.51
Dec 1974        -21.40          N/A           N/A            N/A          -18.71           N/A              5.96
Dec 1975         19.30          N/A           N/A            N/A           27.10           N/A              6.21
Dec 1976         47.59          N/A           N/A            N/A           26.03           N/A              6.23
Dec 1977         22.42          N/A           N/A            N/A           -0.72           N/A              6.39
Dec 1978         10.34          N/A          13.04           N/A            4.80           N/A              6.56
Dec 1979         35.86         43.09         70.81           N/A           14.67           N/A              7.29
Dec 1980         24.37         38.58         22.08           N/A           19.70           N/A              8.78
Dec 1981          6.00          2.03          7.18           N/A            1.86           N/A             10.71
Dec 1982         21.60         24.95         24.47          22.68          30.63           N/A             11.19
Dec 1983         30.64         29.13         27.61          26.10          17.44           N/A              9.71
Dec 1984         20.93         -7.30         20.64           1.18           7.46           N/A              9.92
Dec 1985         19.10         31.05         22.20          35.58          29.83           N/A              9.02
Dec 1986         19.16          5.68         20.30          16.21          18.43           N/A              7.84
Dec 1987         -3.64         -8.77         -7.86          -2.03           4.13           N/A              6.92
Dec 1988         13.49         24.89         24.18          20.87          11.18          40.43             7.20
Dec 1989          8.84         16.24          2.37          35.54          19.70          64.96             7.91
Dec 1990        -15.35        -19.51        -33.46          -5.12           0.66         -10.55             7.80
Dec 1991         35.70         46.05         20.03          50.10          25.83          59.91             4.61
Dec 1992         14.59         18.41          7.36          11.91           7.46          11.40             2.89
Dec 1993         19.65         18.91         15.24          13.96          11.95          74.83             2.73
Dec 1994          3.17         -1.82          1.64          -3.57          -2.05          -7.32             4.96
Dec 1995         15.27         28.44         13.65          30.94          24.89          -5.21             5.24
Dec 1996         35.26         16.53         36.87          19.20          13.01           6.03             4.95
Dec 1997         20.29         22.36         19.80          32.26          20.05          -11.59            5.17


                                   APPENDIX C

                            OTHER PIONEER INFORMATION

The Pioneer group of mutual funds was established in 1928 with the creation of Pioneer Fund. Pioneer is one of the oldest and most experienced money managers in the United States.

As of December 31, 1997, PMC employed a professional investment staff of 58, with a combined average of 12 years' experience in the financial services industry.

Total assets of all Pioneer mutual funds at December 31, 1997, were approximately $19.8 billion representing 1,177,148 shareholder accounts, 791,468 non-retirement accounts and 385,680 retirement accounts.

g:\edgar\sai\current\em398sai.doc

                                     PART C

                                OTHER INFORMATION


Item 24.  Financial Statements and Exhibits

         (a) Financial Statements:


             The financial highlights of the Registrant for the fiscal year ended November 30, 1997 are included in Part A of the Registration Statement and the financial statements of the Registrant for the fiscal year ended November 30, 1997 are part of the 1997 Annual Report to Shareholders (filed electronically on January 28, 1998; File No. 811-08448; Accession No. 0000921023-98-000003) which is incorporated by reference into Part B of the Registration
             Statement.

         (b) Exhibits:


             1.1      Agreement and Declaration of Trust.1

             1.2      Certificate of Trust.1

             1.3 Establishment and Designation of Class A and ClassB shares of Beneficial Interest.1

             1.4 Establishment and Designation of Class A, Class B and Class C shares of Beneficial Interest.2

             1.5 Establishment and Designation of Class A, Class B, Class C and Class Y shares of Beneficial Interest.+

             2.       By-Laws.1

             2.1      Amendment to By-Laws dated April 15, 1994.3

             3.       None.

             4.       None

             5. Management Contract between the Registrant and Pioneering Management Corporation.1

             6.1 Underwriting Agreement between the Registrant and Pioneer Funds Distributor, Inc.1

             6.2      Form of Dealer Sales Agreement.2

             7.       None.

             8. Custodian Agreement between the Registrant and Brown Brothers Harriman & Co.1

             9. Investment Company Service Agreement between the Registrant and Pioneering Services Corporation.1

             10.      Opinion and Consent of Counsel.1

             11.      Consent of Independent Public Accountants.+

             12.      None.

             13.      Share Purchase Agreement.1

             14.      None.

             15.1     Class A Distribution Plan.1

             15.2     Class B Distribution Plan.1

             15.3     Class C Distribution Plan.2

             16.      None.

             17.      Financial Data Schedules.+

             18. Multiple Class Plan for Class A, Class B, Class C and Class Y shares pursuant to Rule 18f-3.+

             19       Powers of Attorney.+

------------------------
     +Filed herewith.


     1Previously filed. Incorporated herein by reference from the exhibits filed with Post-Effective Amendment No. 2 to the Registrant's Registration Statement (File No. 33-76894) as filed with the Securities and Exchange Commission (the "SEC") on March 30, 1995 (Accession No. 0000921023-95-000008).

     2Previously filed. Incorporated herein by reference from the exhibits filed with Post-Effective Amendment No. 3 to the Registration Statement as filed with the SEC on March 28, 1996 (Accession No. 0000921023-96-000009).

     3Previously filed. Incorporated herein by reference from the exhibit filed with Post-Effective Amendment No. 4 to the Registration Statement as filed with the SEC on March 27, 1997 (Accession No. 0000921023-97-000010).

Item 25.  Persons Controlled by or Under Common Control with Registrant

         No person is controlled by the Registrant. A common control relationship could exist from a management perspective because the Chairman and President of the Registrant owns approximately 14% of the outstanding shares of

The Pioneer Group, Inc. (PGI), the parent company of the Registrant's investment adviser, and certain Trustees or officers of the Registrant (i) hold similar positions with other investment companies advised by PGI and (ii) are directors or officers of PGI and/or its direct or indirect subsidiaries. The following lists all U.S. and the principal non-U.S. subsidiaries of PGI and those registered investment companies with a common or similar Board of Trustees advised by PGI.

                                           OWNED   PERCENT    STATE/COUNTRY OF
                COMPANY                     BY    OF SHARES    INCORPORATION
Pioneering Management Corp. (PMC)           PGI     100%          DE
Pioneer Funds Distributor, Inc. (PFD)       PMC     100%          MA
Pioneer Explorer, Inc. (PEI)                PMC     100%          DE
Pioneer Fonds Marketing GmbH (GmbH)         PFD     100%          Germany
Pioneer Forest, Inc. (PFI)                  PGI     100%          DE
CJSC "Forest-Starma" (Forest-Starma)        PFI     95%           Russia
Pioneer Metals and Technology, Inc. (PMT)   PGI     100%          DE
Pioneer Capital Corp. (PCC)                 PGI     100%          DE
Pioneer SBIC Corp.                          PCC     100%          MA
Pioneer Real Estate Advisors, Inc. (PREA)   PGI     100%          DE
Pioneer Management (Ireland) Ltd. (PMIL)    PGI     100%          Ireland
Pioneer Plans Corporation (PPC)             PGI     100%          DE
PIOGlobal Corp. (PIOGlobal)                 PGI     100%          DE
Pioneer Investments Corp. (PIC)             PGI     100%          MA
Pioneer Goldfields Holdings, Inc. (PGH)     PGI     100%          DE
Pioneer Goldfields Ltd. (PGL)               PGH     100%          Guernsey
Teberebie Goldfields Ltd. (TGL)             PGL     90%           Ghana
Pioneer Omega, Inc. (Omega)                 PGI     100%          DE
Pioneer First Russia, Inc. (First Russia)   Omega   81.65%        DE
Pioneering Services Corp. (PSC)             PGI     100%          MA
Pioneer International Corp. (PIntl)         PGI     100%          DE

Pioneer First Polish Investment Fund
JSC, S.A. (First Polish)                    PIntl   100%          Poland
Pioneer Czech Investment Company, A.S.
(Pioneer Czech)                             PIntl   100%          Czech Republic

Registered investment companies that are parties to management contracts with
PMC:

FUNDS                                               BUSINESS TRUST
Pioneer International Growth Fund                   MA
Pioneer World Equity Fund                           DE
Pioneer Europe Fund                                 MA
Pioneer Emerging Markets Fund                       DE
Pioneer India Fund                                  DE

Pioneer Growth Trust                                MA
Pioneer Mid-Cap Fund                                DE
Pioneer Growth Shares                               DE
Pioneer Small Company Fund                          DE
Pioneer Independence Fund                           DE
Pioneer Fund                                        DE
Pioneer II                                          DE
Pioneer Real Estate Shares                          DE
Pioneer Short-Term Income Trust                     MA
Pioneer America Income Trust                        MA
Pioneer Bond Fund                                   MA
Pioneer Balanced Fund                               DE
Pioneer Intermediate Tax-Free Fund                  MA
Pioneer Tax-Free Income Fund                        DE
Pioneer Money Market Trust                          DE
Pioneer Variable Contracts Trust                    DE
Pioneer Interest Shares                             DE
Pioneer Micro-Cap Fund                              DE

         The following table lists John F. Cogan, Jr.'s positions with the investment companies, PGI and principal direct or indirect PGI subsidiaries referenced above and the Registrant's counsel.

                                              TRUSTEE/
         ENTITY        CHAIRMAN   PRESIDENT   DIRECTOR   OTHER

Pioneer mutual
funds                     X           X          X
PGL                       X           X          X
PGI                       X           X          X
PPC                                   X          X
PIC                                   X          X
PIntl                                 X          X
PMT                                   X          X
Omega                                 X          X
PIOGlobal                             X          X
First Russia                          X          X
PCC                                              X
PSC                                              X
PMIL                                             X
PEI                                              X
PFI                                              X
PREA                                             X
Forest-Starma                                    X
PMC                       X                      X
PFD                       X                      X
TGL                       X                      X

First Polish                                             Chairman of Supervisory
                                                         Board
GmbH                                                     Chairman of Supervisory
                                                         Board
Pioneer Czech                                            Chairman of Supervisory
                                                         Board
Hale and Dorr LLP                                        Partner

Item 26.  Number of Holders of Securities

                        (1)
                  Title of Class                         (2)
           Shares of Beneficial Interest       Number of Record Holders
                (without par value)             as of February 28, 1998
           Class A shares                               10,466
           Class B shares                                6,873
           Class C shares                                1,041

Item 27.  Indemnification

         Except for the Agreement and Declaration of Trust (the "Declaration"), dated March 23, 1994, establishing the Registrant as a business trust under Delaware law, there is no contract, arrangement or statute under which any Trustee, officer, underwriter or affiliated person of the Registrant is insured or indemnified. The Declaration provides that no Trustee or officer will be indemnified against any liability to which the Registrant would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

         Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "1933 Act"), may be available to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 28.  Business and Other Connections of Investment Adviser

         All of the information required by this item is set forth in the Form ADV, as amended, of PMC, the Registrant's investment adviser. The following sections of such Form ADV are incorporated herein by reference:

         (a)      Items 1 and 2 of Part 2; and

         (b)      Section 6, Business Background, of each Schedule D.

Item 29.  Principal Underwriters

         (a)      See Item 25 above.

         (b)      Directors and officers of PFD:

                       POSITIONS AND OFFICES WITH   POSITIONS AND OFFICES WITH
       NAME            UNDERWRITER                  REGISTRANT

John F. Cogan, Jr.     Director and Chairman        Chairman of the Board,
                                                    President and Trustee

Robert L. Butler       Director and President       None

David D. Tripple       Director                     Executive Vice President and
                                                    Trustee

Steven M. Graziano     Senior Vice President        None

Stephen W. Long        Senior Vice President        None

Barry G. Knight        Vice President               None

William A. Misata      Vice President               None

Anne W. Patenaude      Vice President               None

Elizabeth B. Bennett   Vice President               None

Gail A. Smyth          Vice President               None

Constance D. Spiros    Vice President               None

Marcy L. Supovitz      Vice President               None

Mary Kleeman           Vice President               None

Steven R. Berke        Assistant Vice President     None

Steven H. Forss        Assistant Vice President     None

Mary Sue Hoban         Assistant Vice President     None

Debra A. Levine        Assistant Vice President     None

Junior Roy McFarland   Assistant Vice President     None

Marie E. Moynihan      Assistant Vice President     None

William H. Keough      Treasurer                    Treasurer

Roy P. Rossi           Assistant Treasurer          None

Joseph P. Barri        Clerk                        Secretary

Robert P. Nault        Assistant Clerk              Assistant Secretary

The principal business address of each of these individuals is 60 State Street, Boston, Massachusetts 02109-1820.

         (c)      Not applicable.

Item 30.  Location of Accounts and Records

         The accounts and records are maintained at the Registrant's office at 60 State Street, Boston, Massachusetts; contact the Treasurer.

Item 31.  Management Services

         Not applicable.

Item 32.  Undertakings

         (a) Not applicable.

         (b) Not applicable.

         (c) The Registrant undertakes to deliver or cause to be delivered with the Prospectus, to each person to whom the Prospectus is sent or given, a copy of the Registrant's report to shareholders furnished pursuant to and meeting the requirements of Rule 30d-1 under the Investment Company Act of 1940, as amended, from which the specified information is incorporated by reference, unless such person currently holds securities of the Registrant and otherwise has received a copy of such report, in which case the Registrant shall state in the Prospectus that it will furnish, without charge, a copy of such report on request, and the name, address and telephone number of the person to whom such a request should be directed.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 6 to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 6 to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and Commonwealth of Massachusetts, on the 9th day of April, 1998.
                                       PIONEER EMERGING MARKETS FUND



                                       By:  /s/ Joseph P. Barri
                                            Joseph P. Barri
                                            Secretary


         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 6 to the Registrant's Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

Signature                      Title

John F. Cogan, Jr.*            Chairman of the Board              )
John F. Cogan, Jr.             and President                      )
                               (Principal Executive               )
                               Officer)                           )
                                                                  )
                                                                  )
/s/ William H. Keough          Chief Financial Officer            )
William H. Keough              and Treasurer (Principal           )
                               Financial and Accounting           )
                               Officer)                           )
                                                                  )
                                                                  )
Trustees:                                                         )
                                                                  )
                                                                  )
Mary K. Bush*                                                     )
Mary K. Bush                                                      )
                                                                  )
                                                                  )
John F. Cogan, Jr.*                                               )
John F. Cogan, Jr.                                                )
                                                                  )
                                                                  )
Richard H. Egdahl*                                                )
Richard H. Egdahl, M.D., Ph.D.                                    )

                                                                  )
                                                                  )
Margaret B. W. Graham*                                            )
Margaret B. W. Graham                                             )
                                                                  )
                                                                  )
John W. Kendrick*                                                 )
John W. Kendrick                                                  )
                                                                  )
                                                                  )
Marguerite A. Piret*                                              )
Marguerite A. Piret                                               )
                                                                  )
                                                                  )
David D. Tripple*                                                 )
David D. Tripple                                                  )
                                                                  )
                                                                  )
Stephen K. West*                                                  )
Stephen K. West                                                   )
                                                                  )
                                                                  )
John Winthrop*                                                    )
John Winthrop                                                     )
                                                                  )
                                                                  )
*By:     /s/ Joseph P. Barri                Dated:   April 9, 1998)
         Joseph P. Barri
         Attorney-in-fact

                                  Exhibit Index


Exhibit
Number            Document Title


1.5 Establishment and Designation of Class A, Class B, Class C and Class Y shares of Beneficial Interest

11.               Consent of Independent Public Accountants

17.               Financial Data Schedules

18. Multiple Class Plan for Class A, Class B, Class C and Class Y shares pursuant to Rule 18f-3

19.               Powers of Attorney